                              ACQUISITION AGREEMENT

                            DATED AS OF MAY 14, 1998



                                      among

                            MISSION WEST PROPERTIES,

                    CERTAIN PARTNERSHIPS AND THE BERG GROUP

                              (AS DEFINED THEREIN).

                              ACQUISITION AGREEMENT

      This Acquisition Agreement is made and entered into as of May __, 1998, by and among Mission West Properties, a California corporation (the "Company"), Mission West Properties, L.P., a Delaware limited partnership ("MWP"), Berg Family Partners, L.P., a Delaware limited partnership ("MWP I"), Berg & Berg Developers, L.P., a Delaware limited partnership ("MWP II"), Kontrabecki Associates, a California limited partnership ("MWP III"), and each of the partners of the respective partnerships (the "Partners"), holders of equity interests in the other entities listed in Appendix I hereto, and certain other persons identified on exhibits and schedules hereto.

                                    RECITALS

      WHEREAS, the Company, a publicly owned corporation which desires to qualify as a real estate investment trust ("REIT") under the Internal Revenue Code of 1986, as amended (the "Code"), for the tax year ending December 31, 1998, desires to rapidly acquire a substantial portfolio of San Francisco Bay Area properties used primarily for office, research and development, light manufacturing and assembly ("R&D Properties);

      WHEREAS, MWP, formerly known as Berg Properties, L.P., owns and operates

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the R&D Properties listed on Schedule 1 hereto (the "MWP Properties"); MWP I owns and operates the R&D Properties listed on Schedule 2 hereto (the "MWP I Properties"); MWP II owns and operates the R&D Properties listed on Schedule 3 hereto (the "MWP II Properties");

      WHEREAS, John Kontrabecki ("Kontrabecki") is the general partner of three limited partnerships, including MWP III, that own R&D Properties (the "Kontrabecki Partnerships"). MWP III owns and operates the R&D Properties listed on Schedule 4 hereto (the "MWP III Properties");

      WHEREAS, the Kontrabecki Partnerships and the individuals and other entities listed on Schedule 5 hereto (the "Contributing Entities") own and operate the R&D Properties set forth opposite such Contributing Entity's name on
Schedule 5 (the "Contributed Properties");

      WHEREAS, the Company intends to acquire a general partnership interest in each of MWP, MWP I, MWP II and MWP III (collectively, the "Operating Partnership") in exchange for Thirty-Five Million Two Hundred Thousand Dollars ($35,200,000) (the "Berg Acquisition");

      WHEREAS, in order to raise funds for the Berg Acquisition, the Company intends to issue and sell 5,800,000 shares of its Common Stock ("Common Stock") for $26,100,000 to a group of private investors introduced to the Company by Ingalls & Snyder LLC as placement agent and intends to issue and sell 695,058 shares of its Common Stock for $2,227,761 in cash and such other consideration as the Company deems acceptable to certain additional investors in a separate private placement (collectively, the "Private Placement");

      WHEREAS, each of MWP, MWP I, MWP II, and MWP III holds and will hold its Properties subject to certain secured indebtedness and is and will be liable with respect to one or more lines of credit, some or all of which have been guaranteed or assumed proportionately by the existing partners therein and which they will continue to assume or guaranty in the same proportion after the transactions contemplated by this Agreement;

      WHEREAS, in connection with the acquisition by the Company of the general partnership interest in the Operating Partnership, each of MWP, MWP I, MWP II and MWP III intends to issue units of limited partnership interest (the "L.P. Units") in each respective limited partnership in exchange for the existing interests in such partnerships in accordance with the schedule attached hereto;

      WHEREAS, following the Berg Acquisition, each of the existing general partners of MWP, MWP I, MWP II and MWP III intends to resign as the general partner and become a limited partner in their respective limited partnerships through the acquisition of additional L.P. Units in exchange for such interest as a general partner;

      WHEREAS, following the Berg Acquisition, the Company will manage the Operating Partnership as a single enterprise while maintaining separate books and records for each of MWP, MWP I, MWP II, and MWP III, and each of the partners therein shall share only in the income or loss of that partnership for federal and state income tax purposes;

      WHEREAS, at the closing for the Berg Acquisition, the Operating Partnership intends to enter into an agreement (the "Pending Projects Acquisition Agreement") regarding the acquisition by the Company or the Operating Partnership of certain pending R&D Property developments in exchange

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for the issuance to the owners of such R&D Properties for cash or L.P. Units, when each such project has been completed and fully leased;

      WHEREAS, at the closing for the Berg Acquisition, certain of the Partners will grant to the Company and the Operating Partnership the right to purchase certain land holdings of such Partners in exchange for cash, in the aggregate, pursuant to the terms and conditions of an option agreement (the "Berg Land Holdings Option Agreement");

      WHEREAS, upon consummation of the Berg Acquisition, the Company intends to reincorporate in the State of Maryland through a merger (the "Reincorporation Merger") with and into its wholly-owned subsidiary, Mission West Properties, Inc. ("Mission West-Maryland");

      WHEREAS, in connection with the Berg Acquisition and the Reincorporation Merger, the Company and certain Partners and their affiliates referred to as the "Berg Group" intend to agree to certain corporate governance and management covenants; and

      WHEREAS, promptly following the consent of the shareholders of the Company to the transactions contemplated hereby, the parties hereto wish to consummate the transactions contemplated hereby, upon all of the terms and conditions hereinafter set forth.

                                    AGREEMENT

      NOW, THEREFORE, in consideration of the premises and the mutual covenants, conditions and promises hereinafter set forth, the parties agree as follows:

1.    DEFINITIONS.

  As used in this Agreement, the following terms have the meanings specified or referred to in this Section 1.

     1.1 "AFFILIATE" shall have the meaning ascribed to such term in Rule 12b-2 under the Exchange Act.

     1.2 "APPLICABLE LAWS" shall have the meaning set forth in Section 7.8.

     1.3 "AMEX" shall mean the American Stock Exchange.

     1.4 "ARTICLES OF INCORPORATION" shall mean the Articles of Incorporation of Mission West-Maryland attached as Exhibit A to the Merger Agreement.

     1.5 "AVAILABLE CASH" shall mean, with respect to the applicable period of measurement (i.e., any period beginning on the first day of the fiscal year, quarter or other period commencing immediately after the last day of the fiscal year, quarter or other applicable period for purposes of the prior calculation of Available Cash for or with respect to which a distribution has been made, and ending on the last day of the fiscal year, quarter or other applicable period immediately preceding the date of the calculation) the excess, if any, as of such date, of:

          (a) the gross cash receipts of all of the Constituent Partnerships combined for such period from all sources whatsoever, including, without limitation, the following:

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               (i) all rents, revenues, income and proceeds derived from
               operations, including, without limitation, distributions received from any Entity in which the Constituent Partnership has an interest;

               (ii) all proceeds and revenues received on account of any sales of property or as a refinancing of or payments of principal, interest, costs, fees, penalties or otherwise on account of any borrowings or loans made by the Constituent Partnership or financings or refinancings of any property of the Constituent Partnership;

               (iii)the amount of any insurance proceeds and condemnation awards received by either Constituent Partnership; and

               (iv) all capital contributions or loans received by the Constituent Partnership from its partners:

          (b) over the sum of:

               (i) all operating costs and expenses, including costs relating to tenant improvements, brokerage expenses, taxes and other expenses of the Properties, of the Partnership and capital expenditures made during such period (without deduction, however, for any capital expenditures, charges for Depreciation or other expenses not paid in cash or expenditures from reserves described in
               (viii) below);

               (ii) all costs and expenses expended or paid during such period in connection with the sale or other disposition, or financing or refinancing, of property of the Partnership or the recovery of insurance or condemnation proceeds;

               (iii)all fees provided for under this Agreement;

               (iv) all debt service, including principal and interest, paid during such period on all indebtedness (including under any line of credit);

               (v) all capital contributions, advances, reimbursements or similar payments made to any person in which a Partnership has an interest;

               (vi) all loans made by the Constituent Partnership in accordance with the terms of this Agreement;

               (vii) all reimbursements to the General Partner or its Affiliates during such period; and

               (viii) any new reserves or increases in reserves reasonably determined by the General Partner in its sole discretion to be necessary for working capital, capital improvements, payments of periodic expenditures, debt service or other purposes of the Operating Partnership or any Person in which the Partnership has an interest.

      1.6  "BERG GROUP" means Carl E. Berg, Clyde J. Berg, the members of their

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           Immediate Family, and any Entity which is an Affiliate of either Carl
           E. Berg or Clyde J. Berg (excluding any Constituent Partnership and the Company).

      1.7 "BERG LAND HOLDINGS OPTION AGREEMENT" shall mean the agreement among the Company, the Operating Partnership and certain members of the Berg Group substantially in the form attached hereto as Exhibit A.

      1.8 "BYLAWS" shall mean the Bylaws of Mission West-Maryland attached as Exhibit B to the Merger Agreement.

      1.9 "CHARTER" shall have the meaning set forth in Rule 405 under the Securities Act.

      1.10 "CLOSING" shall have the meaning set forth in Section 3.

      1.11 "CLOSING DATE" shall mean the date and time of the Closing.

      1.12 "CODE" shall mean the Internal Revenue Code of 1986, as amended.

      1.13 "COMPANY" shall mean Mission West Properties, a California corporation and its successor corporation, Mission West Properties, Inc., a Maryland corporation, in the event that the Reincorporation Merger is approved.

      1.14 "COMPANY SEC FILINGS" shall have the meaning set forth in Section
           6.6.

      1.15 "COMPANY FINANCIAL STATEMENTS" shall have the meaning set forth in
           Section 6.6.

      1.16 "CONSTITUENT PARTNERSHIP" shall mean any of the four limited partnerships comprising the Operating Partnership.

      1.17 "CONTRIBUTED PROPERTIES" shall mean those R&D Properties listed on
           Schedule 5.

      1.18 "CONTRIBUTING ENTITY" shall mean an Entity which is contributing any of the Contributed Properties to the Operating Partnership as part of the Berg Acquisition.

      1.19 "CONTRIBUTING ENTITIES" shall mean all such Entities.

      1.20 "CONTRIBUTION AMOUNT" shall mean Thirty-Five Million Two Hundred Thousand Dollars ($35,200,000) payable to the Operating Partnership by the Company at the closing of the Berg Acquisition.

      1.21 "ENTITY" shall mean any general partnership, limited partnership, corporation, joint venture, trust, business trust, real estate investment trust, limited liability company, cooperative or association.

      1.22 "EQUITY SECURITIES" shall have the meaning set forth in Rule 405 under the Securities Act.

      1.23 "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

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      1.24 "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

      1.25 "EXCHANGE RIGHTS AGREEMENT" shall mean the agreement between the Company and the Limited Partners with respect to the exchange of L.P. Units for shares of Common Stock of the Company, in the form attached hereto as Exhibit B.

      1.26 "EXISTING PROPERTIES" shall mean the R&D Properties held by MWP, MWP I, and MWP II immediately prior to the closing of the Berg Acquisition.

      1.27 "FUNDS FROM OPERATIONS" shall mean funds from operations as determined in accordance with the standards established by the Board of Governors of NAREIT in its March 1995 White Paper.

      1.28 "GOVERNMENTAL BODY" shall mean any domestic or foreign national, state or municipal or other local government or multi-national body, any subdivision, agency, commission or authority thereof, or any quasi-governmental or private body exercising any regulatory or taxing authority thereunder.

      1.29 "IMMEDIATE FAMILY" means, with respect to any Person, such Person's spouse, parents, parents-in-law, children, nephews, nieces, brothers, sisters, brothers-in-law, sisters-in-law, stepchildren, sons-in-law and daughters-in-law or any trust solely for the benefit of any of the foregoing family members whose sole beneficiaries include the foregoing family members.

      1.30 "INDEMNIFIED PARTIES" shall have the meaning set forth in Section 8.7(b).

      1.31 "INDEPENDENT DIRECTOR" shall mean any director of the Company who is not a member of the Berg Group.

      1.32 "LEASES" shall mean the leases for the Properties to be set forth on
           Schedule 7.2(a).

      1.33 "LIENS" means, with respect to any property of any Person, (i) any mortgage, deed of trust, lien, pledge, encumbrance, charge, restriction or security interest in or on such asset, (ii) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement relating to such asset and (iii) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

      1.34 "LIMITED PARTNER" shall mean any limited partner in the Operating Partnership after the Closing Date.

      1.35 "MATERIAL ADVERSE EFFECT" shall mean any change or effect that is materially adverse to the business, assets, properties, results of operation or financial condition.

      1.36 "MERGER AGREEMENT" shall mean the agreement to be entered into between the Company and Mission West-Maryland to effect the

           Reincorporation Merger, subject to Shareholder Approval, substantially in the form attached to this Agreement as Exhibit C.

      1.37 "OPERATING PARTNERSHIP" shall mean MWP, MWP I, MWP II, and MWP III, collectively.

      1.38 "OPERATING PARTNERSHIP AGREEMENT" shall mean the agreement of limited partnership for MWP, MWP I, MWP II and MWP III substantially in the form attached to this Agreement as Exhibit D.

      1.39 "PENDING PROJECTS ACQUISITION AGREEMENT" shall mean the agreement among the Company, the Operating Partnership, and certain members of the Berg Group substantially in the form attached hereto as Exhibit E.

      1.40 "PERSON" shall mean an individual or an Entity.

      1.41 "PROPERTIES" shall mean the Existing Properties and the Contributed Properties.

      1.42 "PROPOSED TRANSACTIONS" shall mean (i) the Berg Acquisition; (ii) the Private Placement; and (iii) the Reincorporation Merger.

      1.43 "PROTECTIVE PROVISIONS EXPIRATION DATE" shall mean the date on which the members of the Berg Group own less than 15% of the Equity Securities of the Company, treating all L.P. Units in the Operating Partnership owned by such members as Common Stock outstanding for this purpose.

      1.44 "PROXY STATEMENT/PROSPECTUS" shall mean the proxy statement/prospectus of the Company which forms a part of the S-4 Registration Statement and which will be mailed to the Company's shareholders in connection with obtaining Shareholder Approval at the Special Meeting.

      1.45 "RELATED AGREEMENTS" shall mean the Operating Partnership Agreement, the Exchange Rights Agreement, the Berg Land Holdings Option Agreement, and the Pending Projects Acquisition Agreement.

      1.46 "REQUIRED CONSENTS" shall mean the licenses, authorizations, consents, orders and approvals to be listed on Schedule 6.5 and such other material licenses, authorizations, consents, orders and approvals that are necessary for the consummation of the Proposed Transactions.

      1.47 "REQUIRED DIRECTORS" shall mean a majority of the directors of the Company including Carl E. Berg or an individual designated by Carl E. Berg to replace him on the board of directors.

      1.48 "S-4 REGISTRATION STATEMENT" shall mean the registration statement on SEC Form S-4 to be filed by the Company with respect to the Reincorporation Merger.

      1.49 "SEC" shall mean the Securities and Exchange Commission.

      1.50 "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

      1.51 "SHAREHOLDER APPROVAL" shall mean the vote of the shareholders of the Company approving a Proposed Transaction at the Special Meeting.

      1.52 "SPECIAL MEETING" shall mean the Special Meeting of Shareholders of the Company for which proxies will be solicited for approval of all of the Proposed Transactions pursuant to the Proxy Statement.

      1.53 "SUBSIDIARIES" shall mean MIT Realty, Inc., Mission West Executive Aircraft Center, Inc., and any other subsidiary of the Company as of the Closing Date.

      1.54 "TOTAL MARKET CAPITALIZATION" shall mean the sum of the aggregate market value of the outstanding shares of Common Stock, assuming the exchange of all L.P. Units for shares of Common Stock, plus the aggregate market value of all publicly traded Equity Securities of the Company (other than Common Stock) which may be outstanding from time to time, plus the Company's total outstanding debt.

      1.55 "VOTING SECURITIES" means any Equity Security within the meaning of SEC Rule 405 which entitles the holder thereof to vote on all matters submitted for a vote of equity holders by the issuer of such Equity Security, including the right to vote for directors in the case of a corporation.

2.    THE PARTIES.

     2.1 THE COMPANY. The Company is a publicly owned corporation which has its Common Stock listed on the AMEX. The Company is incorporated in California as an infinite life corporation.

     2.2 THE OPERATING PARTNERSHIP AND ITS PARTNERS. As of the date hereof, the Constituent Partnerships are three (3) Delaware limited partnerships, MWP, MWP I, MWP II, and one California limited partnership, MWP III. Such limited partnerships hold the Existing Properties listed in Schedules 1, 2, 3 and 4, respectively. The general and limited partners of each of MWP, MWP I, MWP II and MWP III are set forth on Appendix I hereto.

     2.3 THE CONTRIBUTING ENTITIES. The Contributing Entities consist of the eight Persons set forth on Schedule 5, including MWP III.

     2.4 CARL E. BERG AND THE BERG GROUP. Carl E. Berg and the other members of the Berg Group, as identified on Appendix I are the promoters of the Operating Partnership and, collectively, are principal Affiliates of the Company. Some of the Berg Group members also will be limited partners of the Operating Partnership.

3.    THE TRANSACTIONS SUBJECT TO THIS AGREEMENT.

     3.1 AGREEMENT TO FORM THE OPERATING PARTNERSHIP. Each of the Constituent Partnerships hereby agrees to adopt the Operating Partnership Agreement and to be managed and operated as a participant in the Operating Partnership. Subject to the consummation of the Berg Acquisition, the Company shall manage the Operating Partnership, in its capacity as general partner of each of the Constituent Partnerships, in accordance with the principles and procedures contained in Section 9.7. Upon the Closing, all of the limited partnership interests and the existing general partner interests in each of the Constituent Partnerships shall be converted automatically into the number of L.P. Units set forth opposite the name of each Constituent Partnership on Schedule 6; MWP III shall elect to become a Delaware limited partnership pursuant to Section 17-217(b) of the Delaware Revised Uniform Limited Partnership Act; and the existing limited partnership agreement of each of the limited partnerships shall be amended and restated to substantially conform to the provisions of the Operating Partnership Agreement.

     3.2 ACQUISITION OF THE CONTRIBUTED PROPERTIES. Subject to the terms and conditions hereof and in reliance upon the representations, warranties, and agreements contained herein, at the Closing, the Operating Partnership shall acquire the Contributed Properties and the Contributing Entities (other than MWP III) shall convey their respective Contributed Properties to MWP. In exchange each Contributing Entity shall be entitled to receive that number of L.P. Units set forth opposite its name on Schedule 5 at the Closing.

     3.3   THE BERG ACQUISITION.

          (a) Subject to the terms and conditions hereof and in reliance upon the representations, warranties, and agreements contained herein, at the Closing: (i) the Company shall acquire the general partnership interests in each of the Constituent Partnerships for the total amount of Thirty-Five Million Two Hundred Thousand Dollars ($35,200,000) payable in cash to each of the Constituent Partnerships as set forth below (the "Contribution Amount"); (ii) Berg & Berg Enterprises, Inc., Berg Family Partners LLC, Berg & Berg Developers LLC, and John Kontrabecki shall resign as the general partner of MWP, MWP I, MWP II, and MWP III, respectively; and (iii) the Company shall receive a general partner interest equal to 10.91% of the capital, profits, losses and distributions of each Constituent Partnership (or 10.91% of the Operating Partnership) in accordance with the terms of the Operating Partnership Agreement. The capital contribution and amount payable by the Company for its general partner interest in each of the Constituent Partnerships at the Closing is equal to the following percentages of the total Contribution Amount, subject to adjustment as provided in Section 3.3(b), as follows:

               PARTNERSHIP       PERCENTAGE
                 MWP              24.25529%
                 MWP I            19.01593%
                 MWP II           53.87997%
                 MWP III           2.84881%

          (b) At or prior to the Closing, the Operating Partnerships may obtain new loans or refinance existing debt of the Constituent Partnerships, which will be, or is secured by, certain Existing Properties and/or Contributed Properties. The amount of debt encumbering such Properties will affect the value of each of the Constituent Partnerships and the percentage of the total Contribution Amount allowable to each such Partnership. Accordingly, the parties agree that proportional adjustments will be made in the percentages set forth in the table in
          Section 3(a) to reflect the difference between the amount of indebtedness for borrowed funds which encumbers the Properties of a

          Constituent Partnership as of the Closing Date and the amount of such indebtedness as of the date of this Agreement. Furthermore, the parties acknowledge and agree that for income tax purposes, limited partners in the Operating Partnership, and the partners or other equity owners in such limited partners have assumed or guaranteed, or will wish to assume or guaranty certain indebtedness of their respective Constituent Partnerships. All parties acknowledge and agree that all limited partners or owners of interests therein shall be entitled to assume or guaranty indebtedness of the Operating Partnership as of the Closing Date in such proportions as they request.

4.    THE CLOSING.

          4.1 THE CLOSING DATE. Subject to Shareholder Approval, the closing of the transactions described in Sections 3.1, 3.2, and 3.3 (the "Closing") shall take place at the offices of Berg & Berg Enterprises, Inc., 10050 Bandley Drive, Cupertino, California at 10:00 a.m., P.D.T., on the last business day of the calendar month in which the Special Meeting is held.

          4.2 DELIVERIES. On the Closing Date: (i) the Company shall pay the Contribution Amount to the Operating Partnership in immediately available funds for the credit of each of the Constituent Partnerships as provided in Section 3.3, and the Company shall receive the general partner interest in each of the Constituent Partnerships and such certificates representing the same as shall be available; (ii) the Contributing Entities shall deliver good and marketable title to the Contributed Properties by grant deeds executed and acknowledged by the applicable Contributing Entity, and the Operating Partnership shall deliver to the Contributing Entities certificates representing the number of L.P. Units set forth opposite each respective Contributing Entity's name on Schedule 5 hereto; (iii) the parties to the Pending Projects Acquisition Agreement and the Berg Land Holdings Option Agreement shall deliver duly executed copies of the agreements to each party thereto; (iv) the Company and all other partners in each of the Constituent Partnerships shall sign and deliver the Operating Partnership Agreement to representatives of the respective parties at the Closing; and (v) the Company, each Constituent Partnership and all of the Limited Partners shall sign and deliver the Exchange Rights Agreement to the representatives of the respective parties at the Closing; and (vi) each of the general partners in each of the Constituent Partnerships shall execute and deliver a certificate of amendment of certificate of limited partnership designating the Company as the new sole general partner in the partnership.

          4.3 ADJUSTMENTS. The amounts receivable by or payable to the Contributing Entities (other than MWP III) at the Closing based upon the pro rations required under this Section 4.3 shall be determined and the net amount shall be paid in cash at the Closing by or to the Contributing Entity that owns the particular Contributed Property to which the adjustment relates. The items to be pro rated as of the Closing Date include the following: real estate taxes (on the basis of the due dates of the tax bills for the period for which such taxes are assessed) on the Contributed Properties, personal property taxes on the Personal Property, minimum water and sewer rentals, rents, including without limitation, expense pass-throughs, percentage rents, income from and expenses for electricity and other sums paid by tenants, licensees and concessionaires and collected by the Contributing Entities prior to the Closing Date under the Leases covering the Contributed Properties, payments due under service agreements which are to be assigned to the benefit of the Operating Partnership, prepaid license fees and other charges for licenses and permits for its Contributed Properties, which will remain in effect for the benefit of the Operating Partnership after the Closing Date, rental under any ground lease, municipal rubbish removal charges, lease rejection awards made in any bankruptcy proceedings of a tenant, and prepaid insurance premiums for insurance which will remain in effect for the benefit of the Operating Partnership after the Closing Date, if any, shall be apportioned pro rata between the Contributing Entity and the Operating Partnership, on a per diem basis as of midnight on the day before the Closing Date, so that the Contributing Entity shall bear all expenses with respect to its Contributed Properties and benefit from all items of income with respect to its Contributed Properties through the day before the Closing Date. To the extent that the amounts of the items to be adjusted are not reasonably ascertainable as of the Closing Date or there are any other items which should properly be allocated at that time, they shall be adjusted or taken into account by the affected Contributing Entity and the Operating Partnership as promptly after the Closing Date as the amounts thereof are ascertained.

5.    CONDITIONS TO CLOSING.

          5.1 CONDITIONS TO OBLIGATIONS OF ALL PARTIES. The obligations of the parties to this Agreement to effect the Closing shall be subject to the satisfaction at or prior to the Closing of the following conditions:

               (a) APPROVAL OF SHAREHOLDERS. The transactions contemplated by this Agreement shall have received Shareholder Approval under applicable California law, the Company's articles of incorporation and bylaws, and the rules of AMEX.

               (b) NO INJUNCTION. No permanent or preliminary injunction or restraining order or other order by any court or other Governmental Body of competent jurisdiction or other legal restraint or prohibition preventing consummation of the Proposed Transactions shall be in effect.

               (c) APPROVALS AND CONSENTS. All Required Consents shall have been obtained and shall be in full force and effect.

               (d) CONSUMMATION OF THE PRIVATE PLACEMENTS. The Company shall have consummated the Private Placement.

               (e) OFFERING OF L.P. UNITS. The offer, sale and issuance of the L.P. Units to the Company and the Contributing Entities shall have complied with Rule 506 promulgated under the Securities Act and applicable blue sky and state securities laws.

     5.2 CONDITIONS TO OBLIGATIONS OF THE CONTRIBUTING ENTITIES. The obligations of the Contributing Entities to effect the Closing shall be subject to the satisfaction at or prior to the Closing of the following conditions:

          (a) REPRESENTATIONS, WARRANTIES AND AGREEMENTS. The representations and warranties of the Company and each of the Constituent Partnerships set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as though made at such time, except for such changes permitted or contemplated by the terms of this Agreement and except insofar as any such representations and warranties relate solely to a particular date or period, in which case they shall be true and correct in all material respects on the Closing Date with respect to such date and period, and the Company shall have performed and complied in all material respects with all obligations, covenants and agreements contained in this Agreement required to be performed and complied with by it at or prior to the Closing Date. (b) ADDITIONAL DOCUMENTS. The Company shall have delivered or caused to be delivered to the Contributing Entities all other documents required to be delivered to them pursuant to this Agreement.

          (c) NO MATERIAL ADVERSE CHANGE. Since the date hereof nothing shall have occurred which, individually or in the aggregate, has had, or is reasonably likely to have, a Material Adverse Effect on the Company, or the Properties.

          (d) CASH CONTRIBUTION. The Company shall have contributed to the Operating Partnership a total of Thirty-Five Million Two Hundred Thousand Dollars ($35,200,000).

     5.3 CONDITIONS TO OBLIGATIONS OF THE COMPANY. The obligations of the Company to effect the Closing shall be subject to the satisfaction at or prior to the Closing of the following conditions:

          (a) REPRESENTATIONS, WARRANTIES AND AGREEMENTS. (i) The representations and warranties of the Constituent Partnerships and the Contributing Entities set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as though made at such time, except for such changes permitted or contemplated by the terms of this Agreement, and except insofar as any such representations and warranties relate solely to a particular date or period, in which case they shall be true and correct in all material respects on the Closing Date with respect to such date and period and (ii) the Constituent Partnerships, the Contributing Entities and their respective partners, as the case may be, shall have performed and complied in all material respects with all obligations, covenants and agreements contained in this Agreement required to be performed and complied with by them at or prior to the Closing Date. Prior to the Closing Date, each of the Contributing Entities and Owners shall submit the following representation and warranty schedules for the Company's approval concerning the consistency of the information provided therein with the representations and warranties made by each of such parties under this Agreement:

           REPRESENTATION AND WARRANTY SCHEDULES

               5.4(a)    Permitted  Encumbrances


               6.5       Required Consents
               6.11      ERISA Plans
               6.13      Certain  Changes or Events
               7.2(a)    Leases
               7.2(c)    Rent Roll
               7.2(d)    Tenant Security  Deposits
               7.5(b)    Non-Qualified Income
               7.6       Insurance Policies

          (b) WITHDRAWALS. At the Closing, each of BBE, Berg Family Partners LLC, Berg & Berg Developers LLC, and Kontrabecki shall deliver a letter to the Company declaring their resignations as general partners from MWP, MWP I, MWP II and MWP III, respectively, and their respective agreement to become Limited Partners in such partnership subject to the terms of the Operating Partnership Agreement.

          (c) ADDITIONAL DOCUMENTS. The Operating Partnership, the Contributing Entities and the other parties to this Agreement shall have delivered or caused to be delivered to the Company all other documents required by any of them to be delivered to the Company pursuant to this Agreement.

          (d) NO MATERIAL ADVERSE CHANGE. Since the date hereof nothing shall have occurred which, individually or in the aggregate, has had, or is reasonably likely to have, a Material Adverse Effect on the Existing Properties or the Contributed Properties, taken as whole.

     5.4 ADDITIONAL CONDITIONS WITH RESPECT TO THE CONTRIBUTED PROPERTIES. The obligations of the Company and the parties hereto other than the Contributing Entities to effect the Closing with respect to the acquisition of the Contributed Properties shall be subject to the satisfaction of the following conditions at or prior to the Closing Date by each of the Contributing Entities with respect to its particular Contributed Property(ies):

          (a) Title to its Contributed Properties shall be such as will be insured, solely in the name of the appropriate Contributing Entity as good and marketable by a national title insurance company (the "Title Insurance Company") at regular rates pursuant to the standard stipulations and conditions of the 1970 Form B ALTA Owner's Title Insurance Policy as revised in 1984 and as the same may be modified by such endorsements, affirmative coverage and other matters which have been requested by the Company prior to the date hereof (and such other endorsements and affirmative coverages as may hereafter be reasonably required by the Company), free and clear of all Liens and encumbrances, except for the Permitted Encumbrances. The term "Permitted Encumbrances" shall mean those title matters and Liens set forth as to such Contributed Property on Schedule 5.4(a). At Closing, title to the personal property associated with each Contributed Property shall only be subject to the Permitted Encumbrances as to such Contributed Property except for the personal property described on Schedule 5.4(a) which is denoted as being leased or financed. The Contributing Entity shall deliver to the Title Insurance Company such commercially reasonable instruments as the Title Insurance Company requires to issue endorsements and other coverages, in such form as the Company reasonably requires. The premiums and other costs of title insurance shall be borne by the Operating Partnership.

          (b) The Contributing Entity shall have delivered to the Company prior to the Closing Date current searches of all Uniform Commercial Code financing statements filed with the Secretary of State and/or county clerk against its Contributed Properties, together with bankruptcy, tax lien and judgment searches and searches for pending litigation in all appropriate jurisdictions. It is a condition of Closing that such searches reveal that other than the Permitted Encumbrances there are no bankruptcies, actions, claims or liens affecting or encumbering or which might affect or encumber its Contributed Properties or any interest in its Contributed Properties which will continue after the Closing Date.

          (c) The Contributing Entity shall have delivered estoppel certificates acceptable to the Company obtained from lessors under any ground lease under which a Contributing Entity is a lessee.

          (d) The Contributing Entity shall have delivered the estoppel letters received by the Contributing Entity from those parties under reciprocal easement agreements, if any, for which the Company has requested that the Contributing Entity request estoppel letters. The Contributing Entity agrees to use reasonable and diligent efforts to obtain such estoppel letters.

          (e) The Contributing Entity shall have delivered the originals, if available, of all Leases and amendments thereto and guarantees thereof, all ground leases and all mortgages and related documents relating to its Contributed Properties directly to the Operating Partnership.

          (f) The Contributing Entity shall have executed and delivered a notice (suitable for reproduction) to tenants advising of the transfer of the Contributed Property to the Operating Partnership and advising the tenants to pay all future rentals to or upon the order of the Operating Partnership.

          (g) The Contributing Entity shall have delivered to the Operating Partnership, all Security Deposits, together with all interest earned thereon as of the Closing Date which the Contributing Entity is obligated, by law, contract or otherwise, to pay to tenants with respect to its Contributed Properties.

          (h) The Contributing Entity shall have delivered directly to the Company, copies of building plans and specifications for its Contributed Properties, if available.

          (i) The Contributing Entity shall have delivered directly to the Company, the following, to the extent in the possession of the Contributing Entity: copies of all certificates of occupancy, licenses, permits, authorizations and approvals required by law and issued by all Governmental Bodies having jurisdiction over its Contributed Properties, together with copies of all certificates issued by any local board of fire underwriters (or other body exercising similar functions). The Contributing Entity also shall have delivered at the Closing the original or copies of each bill, together with proof of payment thereof (if any of the same have been paid), for current real estate and personal property taxes.

          (j) Each of the Contributing Entities shall have delivered to the Company, a Non-Foreign Transferor Certificate, certifying that such the Contributing Entity is not a "foreign person" within the meaning of Section 1445 of the Internal Revenue Code of 1986, as amended (the "Code").

          (k) The Contributing Entity shall have executed and delivered to the Company such other documents or instruments as in the reasonable opinion of counsel for the Company may be necessary to effectuate the transactions described in this Agreement, provided that such documents or instruments do not increase the liability of the Contributing Entities.

6. REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE PARTIES.

Each of the Company, the Constituent Partnerships and the Contributing Entities, severally as to itself only, represents and warrants to, and agrees with, the other parties hereto as follows:

     6.1 ORGANIZATION OF THE CONSTITUENT PARTNERSHIPS; AUTHORIZATION. Each Constituent Partnership is a limited partnership duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, with full partnership power and authority to execute and deliver this Agreement and any other agreements contemplated hereby and to perform its obligations hereunder and thereunder. The execution, delivery and performance of this Agreement and the consummation of the Proposed Transactions have been duly authorized by all necessary partnership action. This Agreement constitutes a valid and binding obligation of the Constituent Partnership, enforceable against such Partnership in accordance with its terms.

     6.2 ORGANIZATION OF THE CONTRIBUTING ENTITIES; AUTHORIZATION. Each Contributing Entity is an Entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, with full power and authority to execute and deliver this Agreement, and any other agreements contemplated hereby and to perform its obligations hereunder and thereunder. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate or partnership action. This Agreement constitutes a valid and binding obligation of the Contributing Entity, enforceable in accordance with its terms.

     6.3 ORGANIZATION OF THE COMPANY; AUTHORIZATION; CAPITALIZATION.

          (a) The Company is a California corporation duly organized, validly existing and in good standing under the laws of the State of California, with full power and authority to execute and deliver this Agreement and any other agreements contemplated hereby and, subject to obtaining the consent of its shareholders, to perform its obligations hereunder and thereunder. The execution, delivery and performance by the Company of this Agreement, and the Related Agreements, and the consummation of the Proposed Transactions have been duly authorized by the board of directors of the Company and by all other necessary action, subject to Shareholder Approval. This Agreement constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms.

          (b) The authorized capital stock of the Company consists of Two Hundred Million (200,000,000) shares of Common Stock, no par value, of which, as of April 30, 1998, 1,698,536 shares were issued and outstanding and Twenty Million (20,000,000) shares of Preferred Stock, no par value, none of which were issued and outstanding as of April 30, 1998. All outstanding shares of the Company have been validly issued, and are fully paid and nonassessable. Except for shares of Common Stock reserved for (i) exchange of the L.P. Units, (ii) the Private Placement, and (iii) options for the purchase of 605,000 shares of common stock under the Company's 1997 Stock Option Plan, there are no outstanding subscriptions, options, rights, warrants, convertible securities or other agreements or calls, demands or commitments of any kind relating to the issuance, sale or transfer of the Company's common stock or securities convertible into or exchangeable for, the Company's common stock.

          (c) The Company does not own any Equity Securities of, and has no direct or indirect ownership interest in, any Person other than the Subsidiaries. The Company owns all of the issued and outstanding shares of capital stock of each such Subsidiary. There are no outstanding subscriptions, options, rights, warrants, convertible securities or other agreements or calls, demands or commitments of any kind relating to the issuance, sale or transfer of the such shares.

     6.4 NO CONFLICTS. Neither the execution and delivery of this Agreement nor the consummation of any or all of the transactions contemplated hereunder, or of the Proposed Transactions will (a) violate any provision of the certificate of incorporation, bylaws, partnership agreement or other governing instrument of the Company, the Constituent Partnerships, or the Contributing Entities or (b) violate, be in conflict with, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under any material contract to which the Company, the Constituent Partnership, or any of the Contributing Entities is party or
     (c) violate any statute or law or any judgment, decree, order, regulation or rule of any court or other Governmental Body applicable to the Company, the Constituent Partnership, or any of the Contributing Entities.

     6.5 CONSENTS AND APPROVALS. Except for the filing with the SEC of the Proxy Statement, and the Shareholder Approval, and as set forth on Schedule 6.5 (the "Required Consents"), no consent, approval or authorization of, or declaration, filing or registration with, any Governmental Body or any other Person is required in connection with the execution, delivery and performance of this Agreement, any of the Related Agreements or the consummation of the Proposed Transactions by the Company, the Operating Partnership or the Contributing Entity or any of the Contributing Entities.

     6.6 COMPANY REPORTS AND FINANCIAL STATEMENTS. The Company has heretofore made available to the Constituent Partnerships and the Contributing Entities true and complete copies of all documents that the Company has filed with the SEC (the "Company SEC Filings") since January 1997. The Company SEC Filings constitute all of the documents (other than preliminary material) that the Company was required to file with the SEC since such date. As of their respective dates, each of the Company SEC Filings complied in all material respects with the applicable requirements of the

     Securities Act, the Exchange Act and the rules and regulations under each such Act. When filed with the SEC, the financial statements (the "Company Financial Statements") included in the Company SEC Filings complied as to form in all material respects with the applicable rules and regulations of the SEC and were prepared in accordance with generally accepted accounting principles consistently applied (except as may be indicated therein or in the notes or schedules thereto).

     6.7 LITIGATION. There is no action, suit, inquiry, proceeding or investigation by or before any court or Governmental Body pending or, to the best knowledge of the Company, the Constituent Partnerships or the Contributing Entities, threatened against or involving the Company, the Constituent Partnerships or the Contributing Entities which questions or challenges the validity of this Agreement or the Related Agreements or any action taken or to be taken pursuant to this Agreement or the Related Agreements or in connection with the transactions contemplated hereunder or the Proposed Transactions, nor is there any valid basis for any such action, proceeding or investigation. Neither the Company, the Constituent Partnerships nor the Contributing Entity is in default under or in violation of any agreement, commitment or restriction to which it is a party or by which it is bound; or is subject to any judgment, order or decree that may have an adverse effect on its business practices or on its ability to acquire any property or conduct any business.

     6.8 COMPLIANCE WITH LAW. The operations of the Company, the Constituent Partnerships and the Contributing Entities have been conducted in accordance with all applicable laws, regulations and other requirements of all Governmental Bodies.

     6.9 BROKERS AND FINDERS. No agent, broker, finder or investment or commercial banker, or other Person or firms engaged by or acting on behalf of the Company, any of the Constituent Partnerships or any of the Contributing Entities or any of their respective Affiliates in connection with the negotiation, execution or performance of this Agreement or the consummation of the transactions contemplated hereunder, is or will be entitled to any broker's or finder's or similar fees or other commissions as a result of the Closing except for the fee of 200,000 shares of the Company's Common Stock to be sold and issued to John Moran by the Company in connection with the Private Placement.

      6.10 MATERIAL ADVERSE CHANGES.

          (a) With respect to each of the Properties, since the date of the most recent rent roll relating to the applicable Properties, (i) there has not been any material adverse change in the business, results of operations, properties, assets or financial condition of the Properties, respectively, or, to the best knowledge of the Constituent Partnership or the Contributing Entity, any event, condition or contingency that is likely to result in such a material adverse change and (b) neither the Constituent Partnership nor the Contributing Entities have taken any action which, if taken after the date hereof, would violate Sections 8.8, 8.9 or 8.10.

          (b) Except as disclosed in the Company SEC Filings, prior to the date hereof there has not been any Material Adverse Effect on the business, results of operations, properties, assets or financial condition of the Company or any event, condition or contingency that is likely to result in a Material Adverse Effect.

      6.11 EMPLOYEE BENEFIT PLANS; COMPLIANCE WITH ERISA.

          (a) Except as set forth in Schedule 6.11, neither the Company, any Constituent Partnership nor any Contributing Entity (i) maintains or contributes to or has any obligation with respect to, and none of the employees of the Company, the Operating Partnership or any Contributing Entity is covered by, any ERISA plans, or (ii) is a party to any contract for the employment of any employee or any other person who renders services to it. Neither the Company, any Constituent Partnership nor any Contributing Entity has any agreement or commitment to create any additional ERISA plan, enter into any additional employment agreement or to modify or change any existing Plan or employment agreement.

          (b) Neither the execution and delivery of this Agreement nor the consummation of any or all of the transactions contemplated hereunder will (i) entitle any current or former employee of the Company, any Constituent Partnership or any Contributing Entity to severance pay, unemployment compensation or any similar payment, or (ii) accelerate the time of payment or vesting or increase the amount of any compensation due to any such employee or former employee.

      6.12 FINANCIAL STATEMENTS.

          (a) Each of the Contributing Entities has provided to the Company all of the financial information requested by the Company for the preparation of financial statements and other financial data required by the Company for the S-4 Registration Statement, and will provide promptly all such additional financial information and data requested by the Company. Each of the Contributing Entities will permit the Company's auditors to review the books and records of the Contributing Entity. All financial information provided to the Company is correct and complete.

          (b) The books and records of the Contributing Entity, all of which have been or will be made available to the Company, are complete and correct, have been maintained in accordance with sound business practices and fairly reflect the assets, liabilities and operations of the Contributing Entity and the aforesaid financial statements are in conformity therewith.

     6.13 ABSENCE OF CERTAIN CHANGES OR EVENTS. Since December 31, 1997, the business of the Contributing Entity has been conducted in the ordinary course and, except as shall be set forth on Schedule 6.13, the Contributing Entity has not:

     (a) incurred any indebtedness for money borrowed or any noncurrent indebtedness for the purchase price of any fixed or capital asset;

          (b) made (A) any change, except in the ordinary course of business, in its properties and assets or in its liabilities, (B) any commitment for any capital expenditure or (C) any sale, lease or other disposition of any capital asset;

          (c) made any change in its corporate charter or partnership agreement;

          (d) made any partnership or other distribution or payment, or set aside any amount for payment with respect to any partnership interest;

          (e) amended, made or entered into any agreement with, or increased the salaries of, any employee, agent, consultant, advisor or sales or other representative of the Contributing Entity;

          (f) amended any material contract, Lease or agreement;

          (g) entered into any agreement resulting in the imposition of any mortgage or pledge of, or the creation of any lien, charge or encumbrance on, any of its properties or assets; or

          (h) voluntarily incurred any material obligation or liability, absolute or contingent, except in the ordinary course of business or pursuant to existing contracts and agreements described in this Agreement or in the Schedules delivered pursuant hereto.

     6.14 SUITABILITY. Each of the partners in the Constituent Partnerships and each of the Contributing Entities is an "accredited investor," or is represented by a "purchaser representative," as defined in Rule 501 of Regulation D promulgated under the Securities Act.

     6.15 INVESTMENT. Each of the partners in the Constituent Partnerships and each of the Contributing Entities is acquiring the L.P. Units for investment for such party's own account and not with a view to, or for resale, in connection with, any distribution of the L.P. Units, and such party has no present intention of selling or distributing any of such L.P. Units. Each of the partners in the Constituent Partnerships and each of the Contributing Entities understands that the L.P. Units have not been registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the BONA FIDE nature of the party's investment intent as expressed herein.

     6.16 RULE 144. Each of the partners in the Constituent Partnerships and each of the Contributing Entities acknowledges that, because they have not been registered under the Securities Act, the L.P. Units constitute "restricted securities" as defined in Rule 144(a)(3) and must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. Each of the partners in the Constituent Partnerships and each of the Contributing Entities is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of securities purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the securities, the availability of certain current public information about the issuer, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sale being through a "broker's transaction" or in transactions directly with a "market maker" (as provided by Rule 144(f)) and the number of securities being sold during any three-month period not exceeding specified limitations (unless the securities satisfy the requirements of Rule 144(k)).

7. REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE PROPERTIES.

Each of the Contributing Entities represents and warrants to the Company and the Operating Partnership, severally and for itself with respect only to the particular Contributed Property or Contributed Properties being contributed by such Contributing Entity, and each of the Constituent Partnerships (other than MWP III) represents and warrants to the Company, severally for itself with respect only to the Existing Properties of such Constituent Partnership, (each of the foregoing an "Owner") as follows:

     7.1 TITLE TO PREMISES.

          (a) The Owner has not done or suffered or permitted to be done or committed any act or matter which would render legal and equitable title to its Properties to not be good and marketable, such as will be insured as such by the Title Insurance Company, as specified in
          Section 5.4(a), subject only to the Permitted Encumbrances and the Leases.

          (b) There has been no violation by the Owner or its Properties of any provision, condition or agreement contained in any restrictive covenant, cross-easement agreement or similar instrument or agreement affecting its Properties or any portion thereof, which would have a material adverse effect on its Properties.

          (c) The Personal Property located on its Properties, other than that owned by tenants, utility companies or contractors is owned or leased by the Owner, includes all the types and approximate quantities of personal property heretofore owned or leased by the Owner and used in the ownership, operation and maintenance of the improvements located on its Properties and, if owned or leased by the Owner, as of the Closing Date, is owned or leased by the Owner free and clear of any liens or security interests of any kind, except for Permitted Encumbrances.

          (d) Its Properties are an independent unit which does not now rely on any facilities (other than facilities covered by Permitted Encumbrances including, without limitation, any reciprocal easement agreements, or facilities of municipalities or public utility and water companies and other than parking areas which its Properties make legal use of under any reciprocal easement agreements) located on any property not included in its Properties to fulfill any requirement of any Governmental Body or for the furnishing to its Properties of any essential building systems or utilities.

          (e) Except as may be contained in the Leases, there are no purchase contracts, options, or any other agreements of any kind, written or oral, recorded or unrecorded, whereby any person or entity other than the Owner has or will have any basis to assert any right, title or interest in, or right to possession, use, enjoyment or proceeds of all or a portion of its Properties.

     7.2 LEASES.

          (a) Except for the Leases of its Properties to be set forth on
          Schedule 7.2(a), the Owner has not entered into any other contracts for the sale or leasing of its Properties or any portion thereof.

          (b) As of the Closing Date, no persons or entities, other than the Owner and the tenants under the Leases and their permitted subtenants and licensees, shall have any right to the possession, use or occupancy of its Properties or any portion thereof for any reason whatsoever.

          (c) As of the Closing Date, Schedule 7.2(c) (the "Rent Roll") will be true and correct in all material respects as of the date noted thereon and discloses all Leases and the rents due for the dates shown thereon (collectively, "Rents"). The Leases include all tenancies, licenses and subleases and other rights of occupancy or use for all or any portion of its Properties pursuant to which the Owner is landlord or licensor, all as amended, renewed and extended to the date of the Rent Roll, whether oral or written.

          (d) As of the Closing Date, Schedule 7.2(d) will contain a list of all security deposits given by the lessees under the Leases (the "Security Deposits"). Each Security Deposit has been and is held by the Owner or its agents in compliance with the respective Lease and applicable law. There are no unfulfilled obligations as to Security Deposits to tenants under Leases the terms of which have expired or been terminated and there is no suit, action or other claim made, or, to the knowledge of the Owner, pending or threatened with respect to any such Security Deposit.

          (e) The following is true with respect to each Lease:

               (i) the Lease is valid and existing and in full force and effect in accordance with its terms. No Lease has been modified, in writing or otherwise;

               (ii) all obligations of the lessor thereunder which accrue prior to or on the Closing Date shall have been performed and paid for in full by the Owner on or prior to the Closing Date;

               (iii) except for delinquencies in payment of rent of less than thirty (30) days, to the knowledge of the Owner there has been no material default or event which, with the giving of notice or the lapse of time, or both, would constitute a default, on the part of the lessor thereunder and, the tenant has not asserted and, to the knowledge of the Owner, has no defense to or offset or claim against its rent or the performance of its other obligations under the Lease;

               (iv) no tenant has prepaid any rent for more than one month if the lease term has commenced and two months if the lease term has not yet commenced;

               (v) the Owner has received no written notice from any tenant or any guarantor of a Lease that such tenant or guarantor is or may become unable or unwilling to pay its rent or other sums due under its Lease, continue to operate for the balance of the term of the Lease, operate in accordance with the exclusives prescribed under the Lease or otherwise perform any of its other material obligations under the Lease;

               (vi) the Owner has not, and to the knowledge of the Owner, no other person has, released or discharged any guarantor, voluntarily or involuntarily or by operation of law, from any obligation with respect to the Lease that such guarantor has guaranteed;

               (vii) at the time of Closing, no rents will have been assigned, pledged or encumbered;

               (viii) except as shall be set forth on Schedule 7.2(a) as of the Closing Date, the Owner does not own, directly or indirectly, (A) five percent (5%) or more of the total combined voting power of all classes of stock entitled to vote, or ten percent (10%) or more of the total number of shares of all classes of stock, of any tenant of its Properties or (B) an interest of ten percent (10%) or more in the assets or net profits of any tenant of its Properties; and

               (ix) all tenant improvements required under the Leases have been installed and/or completed, all costs relating thereto have been paid, and there is no on-going work with respect to any tenant improvement.

     7.3 ENVIRONMENTAL MATTERS. The Owner, or any Person in control of the Owner, has not done anything to cause or knowingly permit and, to the knowledge of the Owner, no other person or entity has done anything to cause or permit Hazardous Materials (as defined below) to be now located on (except for reasonable amounts used in the ordinary course for the construction, operation or maintenance of its Properties by the Owner in accordance with all applicable laws or used by tenants of its Properties in the ordinary course of operation of their business, which use by tenants is, and has been, to the knowledge of the Owner, in accordance with all applicable laws), in or under its Properties or released into the environment, or discharged, placed or disposed of at, on or under its Properties; (ii) the Owner has not done anything to cause or knowingly permit and, to the knowledge of the Owner, no other person or entity has done anything to cause or permit any underground storage tanks to be located at its Properties now or during the time of such Owner's ownership of the property; (iii) during the time of such Owner's ownership of the property, the Owner has not done anything to cause any of its Properties to be used to store, treat or dispose of Hazardous Materials and the Owner has not become aware of any Hazardous Materials stored or disposed of or adjacent to any of its Properties; and (iv) the Owner has not done anything to cause or knowingly permit its Properties and its prior uses to fail to comply with, at all times, any applicable Environmental Laws (as hereafter defined) or any other governmental law, regulation or requirement relating to environmental and occupational health and safety matters and Hazardous Materials. To the knowledge of the Owner, there currently exist no facts or circumstances that would give rise to a material Environmental Claim (as defined below).

     The term "Hazardous Materials" shall mean any substance, material, waste, gas or particulate matter which is regulated by any local Governmental Body, the state in which its Properties are located, or the United States Government, including, but not limited to, any material or substance which is (i) defined as a "hazardous waste", "hazardous material", "hazardous substance", "extremely hazardous waste", or "restricted hazardous waste" or words of similar import under any provision of any Environmental Law; (ii) petroleum or petroleum products; (iii) polychlorinated biphenyl; (iv) radioactive material; (v) radon gas; (vi) designated as a "hazardous substance" pursuant to Section 311 of the Clean Water Act, 33 U.S.C.
     Section 1251 et seq. (33 U.S.C. Section 1317); (vii) defined as a "hazardous waste" pursuant to Section 1004 of the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901 et seq. (42 U.S.C. Section 6903); or
     (viii) defined as a "hazardous substance" pursuant to Section 101 of the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. Section 9601 et seq. (42 U.S.C. Section 9601). The term "Environmental Laws" shall mean all statutes specifically described in the foregoing sentence and all federal, state and local environmental health and safety statutes, ordinances, codes, rules, regulations, orders and decrees regulating, relating to or imposing liability or standards concerning or in connection with Hazardous Materials. The term "Environmental Claim" shall mean any administrative, regulatory or judicial action, suit, demand, demand letter, claim, lien, notice of non-compliance or violation, investigation or proceeding relating in any way to any Environmental Law or any permit issued under any such Environmental Law including, without limitation, (a) by any Governmental Body for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law, and (b) by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from Hazardous Materials or arising from alleged injury or threat of injury to health, safety or the environment.

     7.4 ENGINEERING MATTERS.

          (a) To the knowledge of the Owner there are no material defects in or damage to the structure (including the roof and walls) of its Properties. To the knowledge of the Owner, the systems of its Properties, including any elevators, heating, ventilation, air conditioning, plumbing, electrical, drainage, fire alarm, communications, sprinkler, security and exhaust systems are in operational and working order and such systems do not contain any material hidden defect.

          (b) The Owner has no knowledge that the flood hazard area designation for its Properties as shown on a survey of its Properties is incorrect.

          (c) All water, sewer, gas, electric, telephone, and other public utilities and all storm water drainage necessary for the operation of its Properties (i) either enter its Properties through open public streets adjoining its Properties, or, if they pass through adjoining private land, do so in accordance with valid public or private easements or rights of way which will inure to the benefit of the Operating Partnership, (ii) are installed, connected and operating, with all installation and connection charges paid in full, including, without limitation, connection and the permanent right to discharge sanitary waste into the collector system of the appropriate sewer authority, (iii) to the knowledge of the Owner, are being utilized in compliance with all applicable governmental and environmental protection authorities' laws, rules, regulations and requirements, and
          (iv) to the knowledge of the Owner, have been adequate and, to the knowledge of the Owner, will continue to be adequate to service its Properties as improved and presently used. To the knowledge of the Owner, no moratorium, proceeding or other fact or condition exists which (A) threatens to impair continued furnishing of such services to its Properties at regular rates and fees, or (B) could result in the discontinuance of such services presently available or necessary. Water and sanitary sewer provided for its Properties are public.

     7.5 FINANCIAL MATTERS.

          (a) All alterations, improvements or other work required to have been completed by the Owner under any reciprocal easement agreements, Leases executed prior to the Closing Date, and other agreements to which it is a party, including, without limitation, all alterations, improvements and other work or allowances therefor required to prepare space for the initial occupancy of each tenant under a lease, has heretofore been completed and/or paid for in full.

          (b) Except as may be set forth on Schedule 7.5(b) as of the Closing Date, there is no income derived from the Owner's Properties other than rental income and interest income. The rental income derived from its Properties constitutes "rent from real property" as defined in
          Section 856(d)(1) of the Code. The interest income derived from the operation of its Properties constitutes "interest" as defined in
          Section 856(c)(2)(B) of the Code.

     7.6 INSURANCE.

          (a) As of the Closing Date, Schedule 7.6 shall set forth an accurate and complete list of the insurance policies relating to its Properties or any part thereof and naming the Owner as an insured; all such policies are in full force and effect and all premiums thereunder as of the Closing Date have been paid to the extent due; and no notice of cancellation has been received with respect thereto and, to the knowledge of the Owner, none is threatened. The Owner represents that it does not currently self-insure with respect to any portion of the insurance, other than earthquake insurance.

          (b) The Owner has not received any notice from any insurance company of any defect or inaccuracies in any of its Properties, or any parts thereof, which would adversely affect the insurability of any of its Properties, or would increase the cost of insurance beyond that which would ordinarily and customarily be charged for similar properties in the vicinity of such Properties. All of its Properties are fully insured in accordance with prudent and customary practice.

          (c) To the knowledge of the Owner, the Owner has complied with all work orders, requirements and demands of each and every insurance company insuring all or any part of its Properties.

     7.7 REAL ESTATE TAXES AND ASSESSMENTS.

          (a) The copies of the real property tax bills for its Properties for the current tax year which have been furnished by the Owner to the Operating Partnership are true and correct and complete copies of all of such tax bills. All real estate taxes due and payable as of the Closing Date have been paid in full and there are no pending or, to the knowledge of the Owner, threatened proceedings for the correction or reduction of the assessed valuation of its Properties for the current or prior tax years.

          (b) Each of its Properties alone constitutes one or more entire tax parcel(s) for real estate tax purposes, and are not taxed as part of a larger tax parcel.

          (c) The Owner has not received notice that, and to the knowledge of the Owner, there are no public improvements in the nature of off-site improvements, or otherwise, which have been ordered to be made and/or which have not heretofore been assessed and there are no special or general assessments (other than regular, annual real estate taxes) pending against or presently being considered in formal municipal or quasi-municipal proceedings which will affect its Properties.

     7.8 CONDEMNATION; COMPLIANCE WITH LAWS, ETC.

          (a) The Owner has not received any written notice with respect to its Properties from any public authority concerning any eminent domain or condemnation proceeding, or any uncorrected violation of any ordinance, public regulation, statute, permit, site plan approval, zoning or subdivision regulation or urban redevelopment plan applicable to its Properties.

          (b) To the knowledge of the Owner, its Properties, when built, did not violate any federal, state, county or municipal laws, ordinances, codes, regulations or requirements affecting all or any of its Properties including, without limitation, housing, building, safety, health, environmental, fire or zoning ordinances, codes and regulations of the respective jurisdictions within which its Properties are located (together, "Applicable Laws").

          (c) To the knowledge of the Owner, there are no material unperformed obligations relative to its Properties outstanding pursuant to any written agreements with any Governmental Body.

8.    COVENANTS.

     8.1 FINANCIAL STATEMENTS. As soon as practicable following any request by the Company, the Contributing Entities and the Constituent Partnerships shall cause to be prepared and delivered to the Company such financial statements prepared in accordance with the applicable rules of SEC Regulation S-X, including any updates of such financial statements needed to satisfy the requirements of Rule 3-12 of Regulation S-X as needed in connection with the S-4 Registration Statement. When and if these financial statements are delivered, such financial statements will be true and correct in all material respects and will fairly present the assets, liabilities and financial condition and the results of operations of the Properties of the Constituent Partnerships or the Contributing Entities, as the case may be, as at the respective dates thereof and for the periods therein referred to, all in accordance with generally accepted accounting principles consistently applied throughout the periods involved, subject, in the case of unaudited interim financial statements, to normal, recurring year-end audit adjustments.

     8.2 CONSENT OF CONTRIBUTING ENTITIES. As promptly as practicable, and in any event prior to the Closing Date, each of the Contributing Entities shall, to the extent that the terms of its charter, bylaws or partnership agreement require, use commercially reasonable efforts to solicit and obtain all required consents of certain Persons listed on Exhibit F to this

     Agreement and the consummation of the transactions contemplated hereunder substantially in the form of the Consents of Certain Persons attached hereto as Exhibit F.

     8.3 COMPANY CORPORATE ACTIONS.

          (a) SPECIAL MEETING. As soon as practicable, in accordance with the CGCL and the Company's articles of incorporation and bylaws, and the policies and regulations of the AMEX, the Company shall take all action necessary to convene the Special Meeting as soon as practicable to consider and vote to approve the Proposed Transactions.

          (b) PROXY STATEMENT; OTHER FILINGS. As soon as practicable, the Company shall prepare, and the Company shall file an S-4 Registration Statement with the Commission to register all of the securities to be issued by the Company's successor, Mission West-Maryland, as part of the Reincorporation Merger pursuant to Section 5 of the Securities Act, and shall use its best efforts to have it declared effective by the Commission. Upon the effectiveness of the S-4 Registration Statement the Company shall mail to its shareholders the Proxy Statement/Prospectus contained therein, and a form of proxy with respect to the meeting of the Company's shareholders referred to in subparagraph (a) above. In connection with the Company's preparation of the Proxy Statement/Prospectus, the Constituent Partnerships and the Contributing Entities shall provide to the Company a description of the Properties, the financial statements referred to in Section 8.1 and such other information with respect to the Properties, the Constituent Partnerships, and the Contributing Entities as the Company shall reasonably request.

          (c) DISCLOSURE. None of the information supplied or to be supplied by the Limited Partners, the Constituent Partnerships or the Contributing Entities, or any of their respective Affiliates, directors, officers, employees, agents or representatives for inclusion in the S-4 Registration Statement or any other document filed or to be filed with the SEC or any Governmental Body in connection with the Proposed Transactions will, at the time it is provided, be false or misleading with respect to any material fact, or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading.

     8.4 ACCESS. Between the date of this Agreement and the Closing Date, the Limited Partners, the Constituent Partnerships, and the Contributing Entities shall (and shall use commercially reasonable efforts to cause their respective Affiliates to) afford to the officers, employees, counsel, auditors, financial advisors and other authorized representatives of the Company full access during normal business hours to all its properties, personnel, books and records that relate (directly or indirectly) to the assets or properties that, following the Closing, will be owned by the Operating Partnership and furnish promptly to such persons such information concerning its business, properties, personnel and affairs as such persons shall from time to time reasonably request.

     8.5 PUBLIC ANNOUNCEMENTS. No party to this Agreement other than the Company shall (and each such party shall use its reasonable efforts to cause its Affiliates, directors, trustees, officers, employees, agents and representatives not to), issue any press release, make any public announcement concerning the S-4 Registration Statement or any of the Proposed Transactions

     8.6 INDEMNIFICATION AND INSURANCE.

          (a) In the event of any threatened or actual claim, action, suit, proceeding or investigation, whether civil, criminal or administrative, including, without limitation, any such claim, action, suit, proceeding or investigation in which any of the present officers or directors of the Company is, or is threatened to be, made a party by reason of the fact that he is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a trustee, director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, whether before or after the Closing, the Company shall use its best efforts to defend against such claim, action, fact, proceeding or investigation and to respond promptly thereto. It is understood and agreed that the Company shall indemnify and hold harmless, as and to the full extent permitted by applicable law, each such officer or director against any losses, claims, damages, liabilities, costs, expenses (including attorneys' fees), judgments, fines and amounts paid in settlement in connection with any such claim, action, suit, proceeding or investigation, and in the event of any such claim, action, suit, proceeding or investigation (whether arising before or after the Closing), (i) the Company shall retain counsel reasonably satisfactory to the officer or director and shall pay all fees and expenses of such counsel for the officer or director promptly as statements therefor are received and (ii) the Company will use its best efforts to assist in the vigorous defense of any such matter; provided that the Company shall not be liable for any settlement effected without its prior written consent; and provided further that the Company shall have no obligation hereunder to any officer or director when and if a court of competent jurisdiction shall ultimately determine, and such determination shall have become final and non-appealable, that indemnification of such officer or director in the manner contemplated hereby is prohibited by applicable law. Any officer or director wishing to claim indemnification under this
          Section 8.6(a), upon learning of any such claim, action, suit, proceeding or investigation, shall notify the Company thereof.

          (b) The Company acknowledges and agrees that all rights to indemnification existing in favor of the present or former directors, officers, employees, fiduciaries and agents of the Company or any of its Subsidiaries (collectively, the "Indemnified Parties") as provided in the Company's articles of incorporation or bylaws or the certificate or articles of incorporation, bylaws or similar documents of any of the Company's Subsidiaries as in effect as of the date hereof with respect to matters occurring prior to the Closing shall survive the Closing and shall not be amended in a manner which would have the effect of limiting such indemnification rights for any period of time.

     8.7 MATERIAL CHANGES.

          (a) Between the date of this Agreement and the Closing Date, each of the parties to this Agreement will give prompt notice to all other parties of: (i) the occurrence, or failure to occur, of any event that would be likely to cause any representation or warranty of such party contained in this Agreement to be untrue or inaccurate in any material respect at any time from the date of this Agreement to the Closing Date (except for changes permitted or contemplated by this Agreement),
          (ii) any failure of such party to comply with or satisfy, in any material respect, any covenant, condition or agreement to be complied with by it under this Agreement, (iii) any notice or other communication from any third party alleging that the consent of such third party is or may be required in connection with the transactions contemplated by this Agreement, or that such transactions otherwise may violate the rights of or confer remedies upon such third party, and (iv) any notice of, or other communication relating to, any violation of Applicable Laws, any litigation or any order or judgment entered or rendered therein.

          (b) Between the date of the mailing of the Proxy Statement/Prospectus to the Company's shareholders and the Closing Date, all parties other than the Company shall notify the Company of any material change in the information supplied by it or any of its respective Affiliates, directors, officers, agents or representatives for inclusion in the Proxy Statement/Prospectus.

     8.8 APPROVALS. Each party to this Agreement shall as promptly as practicable, (a) use commercially reasonable efforts to obtain all Required Consents, and give all necessary notices to and make all necessary filings with and applications and submissions to, any Governmental Body or other person or entity in connection with the consummation of the transactions contemplated hereunder, and (b) cooperate with the reasonable requests of any other party in connection with the foregoing.

     8.9 CONDUCT OF BUSINESS PRIOR TO THE CLOSING.

          (a) Between the date of this Agreement and the Closing Date, each party to this Agreement shall conduct its business only in the ordinary course and consistent with past practice.

          (b) At the Closing, each Contributing Entity will assign to the Operating Partnership the Leases applicable to its Contributed Properties.

          (c) Between the date of the execution of this Agreement and the Closing Date, each Owner agrees that:

               (i) It shall, at its expense, make all repairs and replacements, structural and non-structural, which are required with respect to any portion of the Properties to maintain it in its present condition; and shall also complete, at their expense to the extent that the expenses may not be passed through to tenants, any repairs or capital improvements commenced prior to the Closing Date.

               (ii) It shall operate and manage its Properties in the same manner as it has been operated and managed prior to the date of this Agreement and in accordance with Applicable Laws.

               (iii) It shall submit to the Company monthly reports of rental collections, occupancy and vacancies.

               (iv) It shall perform any and all acts, and shall make any and all payments, necessary to cause the representations and warranties of such party under this Agreement to be true and correct as of the date made or as of the Closing Date if then required to be true and correct.

               (v) It shall comply with all of the obligations of such party under the Leases and all other agreements and contractual arrangements by which the party and/or the Properties are bound or affected, and to its best knowledge, shall comply with all Applicable Laws.

               (vi) It shall maintain the insurance policies on the Properties in full force and effect and shall pay all required premiums and other charges.

               (vii) It shall not modify or terminate, any of the Leases (except by reason of a default by the tenant thereunder).

               (viii) Promptly after receipt thereof by the Company, it shall deliver to the Company, the following:

                    (A) a copy of any notice of default given or received under any of the Leases or other agreements or any notices of termination given for any Lease;

                    (B) a copy of any tax bill, notice or statement of value, or notice of change in a tax rate affecting or relating to its Properties;

                    (C) a copy of any notice of an actual or alleged violation of Applicable Laws; and

                    (D) a copy of any notice of any condemnation proceedings with respect to its Properties.

          (d) Between the date of this Agreement and the Closing Date, each of the Constituent Partnerships and each Contributing Entity shall not, without the consent of the other parties hereto (which consent shall not be unreasonably withheld), except as specifically contemplated by this Agreement:

               (i) make any changes or amendment of its limited partnership agreement;

               (ii) be party to any merger, consolidation or other business combination; or

               (iii) agree or otherwise commit, whether in writing or otherwise, to do either of the foregoing.

          Notwithstanding the foregoing, this Section 8.9(d) shall not apply to any transaction or event contemplated by this Agreement or the Related Agreements.

     8.10 FIRE OR OTHER CASUALTY. Each Owner shall maintain in full force and effect until the Closing Date the fire and extended coverage insurance policies now in effect on the Properties. In the event that any building on a Property shall have been materially damaged by fire or other casualty (in a manner which adversely affects the operation of such Property as a whole or which could have an adverse economic consequence to the Property and not restored as of the Closing Date) the Company may, in its sole discretion, continue to include such Property in the Operating Partnership for purposes of the Berg Acquisition; provided that the proceeds of any insurance policy attributable to such Property shall be transferred to the Operating Partnership and in such event, there shall be no reduction in the consideration received by the Property Owner or its partners or shareholders.

     8.11 RESERVATION AND LISTING OF SHARES. The Company shall take all action necessary to reserve a sufficient number of Shares for issuance upon (a) the exchange of all L.P. Units issuable under this Agreement, including the L.P. Units potentially issuable under the Pending Projects Acquisition Agreement for shares of the Company's Common Stock in accordance with the terms of the Exchange Rights Agreement, and shall take all action necessary to list such reserved shares, subject to official notice of issuance, on the AMEX.

9.    ADDITIONAL COVENANTS.

     9.1 EXCHANGE RIGHTS OF LIMITED PARTNERS OF OPERATING PARTNERSHIP. Effective as of the Closing Date, the Company agrees to give the Limited Partners the right to exchange each L.P. Unit into one share of the Company's Common Stock at such times and upon such terms as are set forth in the Exchange Rights Agreement, and subject to adjustment of such exchange ratio as are provided therein.

     9.2 CORPORATE OPPORTUNITIES; FREEDOM OF ACTION.

          (a) CORPORATE OPPORTUNITIES. Effective as of the Closing Date Carl E. Berg agrees not to directly or indirectly acquire or develop, or acquire an equity ownership interest in any entity that has an ownership interest in any real property zoned for industrial or R&D use or which intends to acquire such interests (with the exception of investments in the securities of publicly-traded companies, which do not represent more than 10% of the outstanding voting securities thereof) in California, Oregon or Washington without first disclosing such investment opportunity to the Company and making such opportunity available to the Company subject to the approval of a committee of the Company's Board of Directors comprised solely of Independent Directors; PROVIDED, HOWEVER that the foregoing shall not apply to any acquisition, development or investment with respect to the Berg Land Holdings, or the Projects subject to the Pending Projects Acquisition Agreement, or the Excluded Properties (as defined in the S-4 Registration Statement). The foregoing restriction shall remain in effect until the date on which both of the following conditions are satisfied: (i) no nominee of the Berg Group is a member of the Company's board of directors and (ii) the Berg Group beneficially owns less than 25% of the outstanding Common Stock of the Company (including for these purposes all shares then issuable upon exercise of the Exchange Rights).

          (b) CERTAIN INTERESTED PARTY TRANSACTIONS. Effective as of the Closing

          Date, the Company and each party hereto who is a member of the Berg Group agrees that prior to undertaking any transaction or entering into any contract between the Company or the Operating Partnership and any member of the Berg Group, or any Entity in which a Berg Group member beneficially owns at least 5% of the outstanding Equity interests shall be subject to prior review and approval by the Independent Directors Committee. If the proposed transaction or contract is not approved by the Independent Directors Committee, at least as to the Berg Group member(s)' involvement therein, such Berg Group member or members agree not to participate in the transaction or enter into such contract. The provisions of this Section 9.2(b) shall not apply to transactions or contracts of a minor nature determined in accordance with standards or thresholds established by the Independent Directors Committee.

          (c) FREEDOM OF ACTION. Except as provided in Section 9.2(a) and (b), after the Closing Date neither Carl E. Berg nor any other member of the Berg Group shall have any obligation to the Company, the Operating Partnership, or the Company's shareholders or any other Limited Partners not to (i) engage in the same or similar activities or lines of business as the Company, (ii) invest or own any interest publicly or privately in, or develop a business relationship with, any corporation, partnership or other entity engaged in the same or similar activities or lines of business as, or otherwise in competition with, the Company, or (iii) do business with any client or customer of the Company. Neither Carl E. Berg nor any other member of the Berg Group shall have any obligation, or be liable, to the Company, or the Operating Partnership (A) for or arising out of the conduct described in (i), (ii), or (iii), above, (B) for exercising or failing to exercise his or the Berg Group's rights under this Agreement or any other Related Agreement to which he or they will be a party, (C) for exercising or failing to exercise his or the Berg Group's rights as a shareholder of the Company or as a Limited Partner, (D) for breach of any fiduciary or other duty to the Company, or the Operating Partnership by reason of the conduct described in
          (A), (B) or (C) above. Except as provided otherwise in Section 9.2(a) or (b), in the event that any member of the Berg Group, acquires knowledge of a potential transaction, agreement, arrangement or other matter which may be a corporate opportunity for both such Person and the Company, neither such Person nor its officers, directors, employees or former employees shall have any duty to communicate or offer such corporate opportunity to the Company, and neither such Person nor its officers, directors, employees or former employees shall be liable to the Company for breach of any fiduciary or other duty, as a shareholder or otherwise, by reason of the fact that such Person pursues or acquires such corporate opportunity for itself, directs such corporate opportunity to another Person or does not communicate such corporate opportunity or information regarding such corporate opportunity to the Company.

     9.3 RIGHT OF FIRST REFUSAL. The Company hereby grants to each Limited Partner the right of first refusal to purchase his, her or its pro rata share of any New Securities (as defined below) that the Company may, from time to time, propose to sell and issue. A Limited Partner's pro rata share, for purposes of this right of first refusal, is the ratio of the number of shares of Common Stock issuable upon exchange of the L.P. Units held by such Limited Partner immediately prior to the issuance of New

     Securities to the total number of shares of Common Stock outstanding immediately prior to the issuance of New Securities, assuming conversion or exchange of all outstanding securities convertible or exchangeable into Common Stock of the company. This right of first refusal shall be subject to the following provisions:

          (a) "NEW SECURITIES." "New Securities" shall mean any capital stock of the Company, whether or not now authorized, and rights, options or warrants to purchase such capital stock, and securities of any type whatsoever that are or may become convertible into capital stock; provided, however, that the term "New Securities" shall not include
          (i) securities issued pursuant to this Agreement and the Private Placement, (ii) securities issued upon exchange of L.P. Units, (iii) securities issued pursuant to the acquisition of another business entity or business segment of any such entity by the Company by merger, purchase of substantially all the assets of such entity or business segment or other reorganization whereby the Company or its shareholders will own more than fifty percent (50%) of the voting power of such business entity or business segment of any such entity,
          (iv) securities issued to officers, directors, employees or consultants of or to the Company pursuant to any stock option, stock purchase or stock bonus plan, agreement or arrangement approved by the board of directors of the Company, (v) securities issued to any financial institution in connection with a loan transaction approved by the board of directors of the Company, (vi) securities issued to vendors or customers or to other persons in similar commercial situations with the Company, provided such issuance is approved by the board of directors, (vii) securities issued in a public offering pursuant to a registration under the Securities Act with an aggregate offering price to the public of more than $7,500,000, (viii) securities issued in connection with any stock split, stock dividend or recapitalization of the Company, and (ix) any right, option or warrant to acquire any security convertible into the securities excluded from the definition of New Securities pursuant to subsections
          (i) through (viii) above.

          (b) NOTICE OF PROPOSED ISSUANCE. In the event the Company proposes to undertake an issuance of New Securities, it shall give each Limited Partner written notice of its intention, describing the type of New Securities, their price and the general terms upon which the Company proposes to issue such New Securities. Each Limited Partner shall have ten (10) days after any such notice is mailed or delivered to agree to purchase such Limited Partner's pro rata share of such New Securities for the price and upon the terms specified in the notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased.

          (c) SALE OF NEW SECURITIES. In the event the Limited Partners fail to exercise fully the right of first refusal within said ten (10) day period, the Company shall have sixty (60) days thereafter to sell or enter into an agreement (pursuant to which the sale of New Securities covered thereby shall be closed, if at all, within sixty (60) days from the date of such agreement) to sell the New Securities respecting which the Limited Partners' right of first refusal set forth in this
          Section 9.3 is not exercised, at a price and upon terms no more favorable to the purchasers thereof than are specified in the Company's notice to Limited Partners pursuant to Section 9.3(b). In the event the Company has not sold the New Securities within the foregoing period, the Company shall not thereafter issue or sell any New Securities without first again offering such securities to the Limited Partners in the manner provided in Section 9.3 (b) above.

          (d) ASSIGNMENT. The rights granted by the Company pursuant to this
          Section 9.3 may be assigned by any Limited Partner to a transferee or assignee of not less than 500,000 L.P. Units (as adjusted for stock splits, combinations and the like), provided that such assignment may otherwise be effected in accordance with applicable securities laws and that the Company is given written notice at the time of said assignment stating the name and address of said transferee or assignee and identifying the securities with respect to which such rights are being assigned.

          (e) TERMINATION OF RIGHT OF FIRST REFUSAL. The right of first refusal granted under this Section 9.3 shall terminate upon the earlier of (i) May 14, 2003 or (ii) written agreement of the Company and the holders of a majority of the L.P. Units then outstanding.

     9.4 REIT ELECTION. After the Closing, the Company agrees to take all action necessary to qualify as a REIT and to make an election to be taxed as a REIT in the tax year ending December 31, 1998.

     9.5 BERG GROUP BOARD REPRESENTATIVES; REQUIRED DIRECTORS CONSENT; SUPER MAJORITY APPROVAL. The Company agrees that the Berg Group will have the right to nominate two directors for election to the board of directors so long as the Berg Group members together with their Affiliates (other than the Company and the Operating Partnership) own at least 15% of the Equity Securities of the Company treating all L.P. Units owned by such members and their Affiliates as Common Stock for this purpose, and the right to nominate one director if such ownership interest is less than 15% but at least 10% of such Equity Securities. The Company agrees to take all steps necessary to cause the election of such Berg Group nominees to the board of directors. The Company agrees that until the Protective Provisions Expiration Date it will not take or permit to be taken any of the following actions without the approval of the Required Directors (in addition to all other approvals required by the Company's articles of incorporation, bylaws, contracts or applicable law): (i) establishing a quorum for any meeting of the board of directors which is not attended by a Required Director; (ii) amending the Company's articles of incorporation or bylaws;
     (iii) merging the Company with or into any other Entity; or (iv) any sale of all or substantially all of the Company's assets. The Company agrees further, and the bylaws of Mission West-Maryland shall provide following the Reincorporation Merger that the approval of more than 75% of the entire board of directors will be required for (i) the Company's taking title to assets or conducting business other than through the Operating Partnership,
     (ii) the termination of the Company's status as a REIT; and (iii) incurring indebtedness in excess of 50% of the Company's Total Market Capitalization.

     9.6 REINCORPORATION MERGER. After the Closing, and subject to Shareholder Approval of the Reincorporation Merger, the Company shall take all actions and file all documents necessary and shall cause Mission West-Maryland to take all actions and file all documents necessary to effectuate the Reincorporation Merger. The Company agrees to cause the provisions of Sections 9.2 and 9.5 to be incorporated into either the Articles of Incorporation or the Bylaws of Mission West-Maryland.

     9.7 OPERATION OF THE OPERATING PARTNERSHIP.

          (a) CASH; DISTRIBUTIONS. The Constituent Partnerships acknowledge and agree that from and after the Closing Date, as provided in the Operating Partnership Agreement, the Available Cash will be commingled and used to pay the obligations of all Constituent Partnerships. In addition, the Operating Partnership shall and will make any distributions of Available Cash to the Constituent Partnerships on a pro rata basis in proportion to the ratio of the number of L.P. Units then outstanding in each such limited partnership to the total member of L.P. Units then outstanding in the Operating Partnership, and shall pay distributions simultaneously to the General Partner of each Constituent Partnership in accordance with the General Partner's interest in each such limited partnership. Notwithstanding the foregoing, separate books and records shall be maintained for each Constituent Partnership, and all costs shall be accounted for separately and properly credited to the general ledger of each Constituent Partnership.

          (b) FUTURE OPERATIONS. The Company, as general partner of the Operating Partnership, shall make investment, financing and operational decisions as though the Operating Partnership was a consolidated entity; provided that accounts, books and records shall be properly maintained on a separate basis for each Constituent Partnership. The Operating Partnership may transact business and otherwise act for all of the Constituent Partnerships in the name "Mission West Properties, L.P." The Company, as general partner of the Operating Partnership, shall endeavor to structure all transactions in such manner as will maintain the current pro rata interests of each Constituent Partnership, and of the Limited Partners thereof, to the Operating Partnership, as a whole, based on the ratio which the outstanding L.P. Units of each such limited partnership bears to the total number of L.P. Units set forth on Schedule 6.

     9.8 REIT QUALIFICATION OF THE COMPANY. For the purposes of Section 856(a)(6) and (h) of the Code, the Berg Group members agree that they shall not own (within the meaning of Section 544(a) of the Code), both individually and as a group, more than 20% of the total value of the Company's outstanding stock (as determined for purposes of Section 542(a)(2) of the Code) (the "Berg Ownership Limit"); and (ii) for purposes of all other ownership attribution rules under the Code (in particular
     Section 318 of the Code), no single Berg Group member shall directly or indirectly own 50% or more of the value of the Company's outstanding stock. The Berg Group members further agree that at no time while the Company is a REIT shall they acquire or permit any person within their control to acquire shares of Common Stock or other Equity Securities of the Company if such acquisition would cause the Company to fail to satisfy the REIT requirement that five or fewer individuals cannot own more than 50% of the value of the Company's outstanding stock within the meaning of Sections 544(a)(2) and Section 856(a)(6) and (h) of the Code. The Company acknowledges and agrees that the right of Limited Partners to exchange L.P. Units for Common Stock pursuant to the Exchange Rights Agreement does not constitute the ownership of stock by such Limited Partners under Section 544(a) or 318 of the Code.

10.   SURVIVAL OF REPRESENTATIONS AND WARRANTIES; INDEMNIFICATION.

     10.1 SURVIVAL. All representations, warranties and agreements contained in this Agreement or in any certificate delivered pursuant to this Agreement shall survive the Closing for a period of one year.

     10.2 INDEMNIFICATION. Each party to this Agreement shall severally indemnify and hold harmless all other parties and their Affiliates, for any loss, liability, claim, damage, expense (including, but not limited to, costs of investigation and defense and reasonable attorneys' fees) or diminution of value (collectively, "Damages") arising from or in connection with (a) any inaccuracy in any of the representations and warranties of such party in this Agreement, (b) any failure by such party to perform or comply with any covenant, obligation or agreement in this Agreement, (c) any liabilities of such party not specifically assumed by the Operating Partnership or the Company hereunder, (d) any claim by any Person for brokerage or finder's fees or commissions or similar payments based upon any agreement or understanding alleged to have been made by any such Person with such party (or any Person acting on such party's behalf) in connection with any of the Proposed Transactions.

     10.3 PROCEDURE FOR INDEMNIFICATION. Promptly after receipt by an indemnified party ("Indemnified Party") under Section 10.2 of notice of the commencement of any action, such Indemnified Party shall, if a claim in respect thereof is to be made against an indemnifying party ("Indemnifying Party") under such section, give notice to the Indemnifying Party of the commencement thereof, but the failure so to notify the Indemnifying Party shall not relieve it of any liability that it may have to any Indemnified Party except to the extent the Indemnifying Party demonstrates that the defense of such action is prejudiced thereby. In case any such action shall be brought against an Indemnified Party and it shall give notice to the Indemnifying Party of the commencement thereof, the Indemnifying Party shall be entitled to participate therein and, to the extent that it shall wish, to assume the defense thereof with counsel reasonably satisfactory to such Indemnified Party and, after notice from the Indemnifying Party to such Indemnified Party of its election so to assume the defense thereof, the Indemnifying Party shall not be liable to such Indemnified Party under such section for any fees of other counsel or any other expenses, in each case subsequently incurred by such Indemnified Party in connection with the defense thereof, other than reasonable costs of investigation. If an Indemnifying Party assumes the defense of such an action, (a) no compromise or settlement thereof may be effected by the Indemnifying Party without the Indemnified Party's consent unless (i) there is no finding or admission of any violation of law or any violation of the rights of any Person and no effect on any other claims that may be made against the Indemnified Party and (ii) the sole relief provided is monetary damages that are paid in full by the Indemnifying Party and (b) the Indemnifying Party shall have no liability with respect to any compromise or settlement thereof effected without its consent (which consent will not be unreasonably withheld). If notice is given to an Indemnifying Party of the commencement of any action and it does not, within ten (10) days after the Indemnified Party's notice is given, give notice to the Indemnified Party of its election to assume the defense thereof, the Indemnifying Party shall be bound by any determination made in such action or any compromise or settlement thereof effected by the Indemnified Party. Notwithstanding the foregoing, if an Indemnified Party determines in good faith that there is a reasonable probability that an action may adversely affect it or its affiliates other than as a result of monetary damages, such Indemnified Party may, by notice to the Indemnifying Party, assume the exclusive right to defend, compromise or settle such action, but the Indemnifying Party shall not be bound by any determination of an action so defended or any compromise or settlement thereof effected without its consent (which consent shall not be unreasonably withheld). Notwithstanding the foregoing, any determination with respect to the Company's determination to make a claim for indemnification against the Contributing Entities shall be made solely by a majority of the Independent Directors.

11.   TERMINATION.

     11.1 TERMINATION.

          (a) This Agreement may be terminated by the Company or by Carl E. Berg before the Closing occurs, whether before or after the Shareholder Meeting, only as follows:

               (i) if the consummation of the Proposed Transactions by the Company would violate any non-appealable final order, decree or judgment of any Governmental Body having competent jurisdiction;

               (ii) if any material representation or warranty of the Operating Partnership or any of the Contributing Entities or the Constituent Partnerships made herein is untrue in any material respect (other than a change permitted or contemplated by this Agreement) and such breach is not cured within 60 days of receipt of a notice from the Company that such breach exists or has occurred;

               (iii) if the conditions to the Company's obligations to consummate the Closing as set forth in Sections 5.3 and 5.4 cannot reasonably be satisfied on or before September 30, 1998;

               (iv) if the Company's shareholders do not approve the Private Placements and the Berg Acquisition at the Special Meeting.

          (b) This Agreement may be terminated by the Company alone if any consent of any Limited Partner other than a Limited Partner who is a member of the Berg Group shall not have been obtained on or before the Closing Date.

     11.2 EFFECT OF TERMINATION. In the event that this Agreement is terminated pursuant to Section 11.1, this Agreement shall terminate without any liability or further obligation of any party to another, except for Sections 8.6, 10.2, and 10.3 which shall survive termination. A termination under Section 11.1 shall not relieve a defaulting or breaching party (or any party who has liability under this Agreement in respect of the actions of a defaulting or breaching party) from any liability to the other party or parties hereto for or in respect of such default or breach.

12.   NOTICES.

     All notices, consents and other communications under this agreement shall be in writing and shall be deemed to have been duly given when (a) delivered by hand, (b) sent by facsimile transmission (with receipt confirmed), provided that a copy is mailed by registered mail, return receipt requested, or (c) when received by the addressee, if sent by

     Express Mail, Federal Express or other express delivery service (receipt requested), in each case to the appropriate addresses, and telecopier numbers set forth in Appendix I hereto (or to such other addresses, and fax numbers as a party may designate as to itself by notice to the other parties).

13.   GOVERNING LAW; JURISDICTION; ETC.

     13.1 GOVERNING LAW. This Agreement and (unless otherwise provided) all amendments hereof and waivers and consents hereunder shall be governed by the internal laws of the State of California, without regard to the conflicts of law principles thereof.

     13.2 JURISDICTION. Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this agreement may be brought against any of the parties in the courts of the State of California, or, if it has or can acquire jurisdiction, in the Northern District of California, and each of the parties hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives any objection to venue laid therein.

14.   MISCELLANEOUS.

     14.1 SPECIFIC PERFORMANCE. The parties acknowledge that the subject matter of this Agreement is unique and that no adequate remedy of law would be available for breach of this Agreement. Accordingly, each party agrees that the other parties will be entitled to an appropriate decree of specific performance or other equitable remedies to enforce this Agreement (without any bond or other security being required) and each party waives the defense in any action or proceeding brought to enforce this Agreement that there exists an adequate remedy at law.

     14.2 CAPTIONS. The captions or headings of the Sections of this Agreement are for convenience only, and shall not control or affect the meaning or construction of any of the terms or provisions of this Agreement. References in this Agreement to Sections are references to Sections of this Agreement, unless expressly stated to the contrary. References in this Agreement to Schedules are, unless expressly stated to the contrary, references to Schedules to this Agreement, each of which is part of this Agreement.

     14.3 NO WAIVER. The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. Any waiver must be in writing.

     14.4 ENTIRE AGREEMENT; AMENDMENT. This Agreement supersedes all prior agreements among the parties with respect to its subject matter, and is intended (with the documents referred to herein) as a complete and exclusive statement of the terms of the agreement among the parties with respect thereto and cannot be changed or terminated except by a written instrument executed by the party or parties against whom enforcement thereof is sought. This Agreement shall bind and inure to the benefit of the parties hereto and their respective heirs, executors, personal representatives, successors and assigns.

     14.5 BINDING NATURE. This Agreement shall be binding on each party hereto at the time that such party executes this Agreement notwithstanding that other signatories hereto executed and delivered the Agreement at a later date or not at all.

     14.6 COUNTERPARTS. This Agreement may be executed in counterparts and delivered by electronic facsimile transmission, and each signed counterpart transmitted by electronic facsimile shall be considered an original, but all of which together shall constitute the same instrument.

                 [Remainder of page intentionally left blank]

                   SIGNATURE PAGES OF ACQUISITION AGREEMENT

IN WITNESS WHEREOF, the parties hereto have hereunto executed this Agreement as of the first date written above, and a party's signature hereon in any capacity shall constitute such party's execution of this Agreement in all capacities which the party holds for purposes of this Agreement.

CONSTITUENT PARTNERSHIPS

MISSION WEST PROPERTIES, L.P., A DELAWARE LIMITED PARTNERSHIP

     By:
        Berg & Berg Enterprises, Inc., a California corporation
     Its: General Partner

     By:
        Carl E. Berg
     Its: President

     By:
        Thelmer Aalgaard
     Its: Limited Partner

     By:
        Clyde J. Berg, Trustee, 1981 Kara Ann Berg Trust
     Its: Limited Partner

     By:
        Michael L. Knapp
     Its: Limited Partner

     By:
        Thelmer Aalgaard, Trustee of the Sonya L. Berg Trust
     Its: Limited Partner

     By:
        Thelmer Aalgaard, Trustee of the Sherri L. Berg Trust
     Its: Limited Partner


BERG FAMILY PARTNERS L.P., A DELAWARE LIMITED PARTNERSHIP

     By:
         Berg Family Partners, LLC
     Its: General Partner

     By:
         Carl E. Berg
     Its: Manager

     By:
        Berg Living Trust UTA dated May 1, 1981
     Its: Limited Partner

     By:
        Carl E. Berg
     Its: Trustee

     By:
        Mary Ann Berg
     Its: Trustee

     By:
        Clyde J. Berg, Trustee, 1995 Clyde J. Berg Revocable Trust, dated April 4, 1995
     Its: Limited Partner

     By:
        Clyde J. Berg
     Its: Trustee

     By:
        Clyde J. Berg, Trustee, Carl Berg Child's Trust UTA dated June 2, 1978
     Its: Limited Partner

     By:
        Clyde J. Berg
     Its:  Trustee


BERG & BERG DEVELOPERS, L.P., A DELAWARE LIMITED PARTNERSHIP

      By:
          Berg & Berg Developers, LLC, a Delaware limited liability company
      Its: General Partner

      By:
         Carl E. Berg
      Its: Manager

      By:
         Carl E. Berg
      Its: Limited Partner

      By:
         Mary Ann Berg
      Its: Limited Partner

      By:

         Clyde J. Berg
      Its: Limited Partner


KONTRABECKI ASSOCIATES, A CALIFORNIA LIMITED PARTNERSHIP

      By:
         John T. Kontrabecki
      Its: General Partner


CONTRIBUTING ENTITIES

KONTRABECKI ASSOCIATES, A CALIFORNIA LIMITED PARTNERSHIP

      By:
         John T. Kontrabecki
      Its: General Partner


TRIANGLE DEVELOPMENT, A CALIFORNIA LIMITED PARTNERSHIP

      By:
         Berg Ventures I
      Its: General Partner

      By:
         John T. Kontrabecki
      Its: General Partner


BERG VENTURES II, A CALIFORNIA LIMITED PARTNERSHIP

      By:
        John T. Kontrabecki
        Its:  General Partner


BACCARAT FREMONT DEVELOPERS, LLC, A CALIFORNIA LIMITED LIABILITY COMPANY

      By:
        Michael L. Knapp
        Its:  Managing Member


BACCARAT CAMBRIAN, A CALIFORNIA GENERAL PARTNERSHIP

      By:
        Carl E. Berg
        Its:  General Partner


BERG & BERG ENTERPRISES INC., A CALIFORNIA CORPORATION

      By:
        Carl E. Berg
        Its:  President

DE ANZA OFFICE PARTNERS, A CALIFORNIA GENERAL PARTNERSHIP

      By:
        Carl E. Berg
        Its:  General Partner


THE COMPANY

MISSION WEST PROPERTIES, A CALIFORNIA CORPORATION

      By:
         Michael J. Anderson
      Its: Vice President and Chief Operating Officer


ADDITIONAL CONSENTING BERG GROUP MEMBERS

      The terms of the foregoing Acquisition Agreement are acknowledged and accepted by the undersigned.


      Michael J. O'Rosky


      Sonya O'Rosky


      James R. Zorn


      Sherri Zorn

                                   APPENDIX I


          LIMITED PARTNERS IN THE OPERATING PARTNERSHIP POST-CLOSING

                                                     L.P.
            NAME                 ADDRESS            UNITS
   ----------------------------------------------------------
     Carl E. Berg, Mary    10050 Bandley Drive    31,869,313
     Ann Berg, and Berg    Cupertino,
     Living Trust UTA      California 95014
     Dated May 1, 1981     Fax No. (408)
                           725-1626
   ----------------------------------------------------------
     Clyde J. Berg and     10050 Bandley Drive    20,006,201
     Clyde J. Berg         Cupertino,
     Revocable Trust,      California 95014
     dated April 4, 1995   Fax No. (408)
                           725-1626
   ----------------------------------------------------------
     Clyde J. Berg,        10050 Bandley Drive       910,958
     Trustee,              Cupertino,
     Carl Berg Child's     California 95014
     Trust UTA Dated       Fax No. (408)
     June 2, 1978          725-1626
   ----------------------------------------------------------
     Berg & Berg           10050 Bandley Drive          *
     Developers, LLC       Cupertino,
                           California 95014
                           Fax No. (408)
                           725-1626
   ----------------------------------------------------------
      Berg Family           10050 Bandley Drive         *
     Partners, LLC         Cupertino,
                           California 95014
                           Fax No. (408)
                           725-1626
   ----------------------------------------------------------
     Clyde J. Berg,        10050 Bandley Drive       998,472
     Trustee               Cupertino,
     of the 1981 Kara      California 95014
     Ann Berg Trust        Fax No. (408)
                           725-1626
   ----------------------------------------------------------
     Thelmer G.            10050 Bandley Drive       297,524
     Aalgaard, Trustee     Cupertino,
     of the Sonya L.       California 95014
     Berg Trust            Fax No. (408)
                           725-1626
   ----------------------------------------------------------
     Thelmer G.            10050 Bandley Drive       297,524
     Aalgaard, Trustee     Cupertino,
     of the Sherri L.      California 95014
     Berg Trust            Fax No. (408)
                           725-1626
   ----------------------------------------------------------
     Thelmer G. Aalgaard   10050 Bandley Drive       302,567
                           Cupertino,
                           California 95014
                           Fax No. (408)
                           725-1626
   ----------------------------------------------------------
     Michael L. Knapp      10050 Bandley Drive       100,856
                           Cupertino,
                           California 95014
                           Fax No. (408)
                           725-1626
   ----------------------------------------------------------
     Berg & Berg           10050 Bandley Drive     4,542,121
     Enterprises, Inc.     Cupertino, CA  95014
                           Fax No. (408)
                           725-1626


   ----------------------------------------------------------
     Baccarat Cambrian     10050 Bandley Drive     2,878,152
     Partnership           Cupertino,
                           California 95014
                           Fax No. (408)
                           725-1626
   ----------------------------------------------------------
     Baccarat Fremont      10050 Bandley Drive     1,216,290
     Developers            Cupertino,
                           California 95014
                           Fax No. (408)
                           725-1626
   ----------------------------------------------------------
     DeAnza Office         10050 Bandley Drive       806,846
     Partners              Cupertino,
                           California 95014
                           Fax No. (408)
                           725-1626
   ----------------------------------------------------------
     Triangle              2755 Campus Drive,        482,911
     Development Company   #100
                               San Mateo, CA 94403
                                  Fax No. (650)
                                    312-1333
   ----------------------------------------------------------
     John Kontrabecki      2755 Campus Drive,        953,018
                           #100
                               San Mateo, CA 94403
                                  Fax No. (650)
                                    312-1333
   ----------------------------------------------------------
     Berg Venture II       2755 Campus Drive,      1,243,653
                           #100
                               San Mateo, CA 94403
                                  Fax No. (650)
                                    312-1333
   ----------------------------------------------------------
              Total                               66,906,406

  * Initial holder of 0.50% of the total L.P. Units outstanding in each of Mission West Properties L.P. I and Mission West Properties L.P., II which will be distributed after the closing to the owners of the LLC in identical proportion to their percentage interests in each such partnership. Such distributed Units are included in the individual L.P. Unit totals reflected above.

                                   SCHEDULE 1


                   SCHEDULE OF MISSION WEST PROPERTIES, L.P.

                           PRE-CONTRIBUTION PROPERTIES

              Assessor's              PROPERTY ADDRESS
               PARCEL #
       ---------------------------------------------------
            519-1010-1174       48700-48800 Milmont
                                Drive, Fremont
       ---------------------------------------------------
            104-04-120          4750-4800 Patrick Henry
                                Drive, Santa Clara
       ---------------------------------------------------

                                   SCHEDULE 2


  SCHEDULE OF MISSION WEST PROPERTIES, L.P. I (FORMERLY BERG FAMILY PARTNERS)
                                   PROPERTIES

      ASSESSOR'S PARCEL #             PROPERTY ADDRESS
   ------------------------------------------------------------
           110-29-007          1190 Morse Avenue, Sunnyvale
   ------------------------------------------------------------
           160-54-017          450 National Avenue, Mountain View
   ------------------------------------------------------------
           205-23-011          1135 Kern Avenue, Sunnyvale
   ------------------------------------------------------------
           216-35-024          1230 E. Arques Avenue, Sunnyvale
   ------------------------------------------------------------
           216-35-026          1250 E. Arques Avenue, Sunnyvale
   ------------------------------------------------------------
           224-44-019          2251 Lawson Lane, Santa Clara
   ------------------------------------------------------------
           224-44-020          3120 Scott Boulevard, Santa Clara
   ------------------------------------------------------------
           224-47-019          3301 Olcott Street, Santa Clara
   ------------------------------------------------------------
           316-22-018          20400 Mariani Avenue, Cupertino
   ------------------------------------------------------------
           326-10-046          20605-705 Valley Green Drive, Cupertino
   ------------------------------------------------------------
           357-20-020          10300 Bubb Road, Cupertino
   ------------------------------------------------------------
           357-20-036          10440 Bubb Road, Cupertino
   ------------------------------------------------------------
           357-20-037          10460 Bubb Road, Cupertino
   ------------------------------------------------------------
           316-22-017          10500 N. DeAnza Boulevard, Cupertino
   ------------------------------------------------------------
           519-1005-72         2800 Bayview
   ------------------------------------------------------------

                                   SCHEDULE 3


      SCHEDULE OF MISSION WEST PROPERTIES, L.P. II (FORMERLY BERG & BERG
                             DEVELOPERS) PROPERTIES

              Assessor's              DESCRIPTION
               PARCEL #
       --------------------------------------------------
              086-33-092        McCandless-Parcel 7, Milpitas
       --------------------------------------------------
              086-33-093        McCandless-Parcel 8, Milpitas
       --------------------------------------------------
              086-33-094        McCandless-Parcel 9, Milpitas
       --------------------------------------------------
              086-33-095        McCandless-Parcel 10, Milpitas
       --------------------------------------------------
              086-33-098        McCandless-Parcel 4, Milpitas
       --------------------------------------------------
              086-33-099        McCandless-Parcel 5, Milpitas
       --------------------------------------------------
              086-33-100        McCandless-Parcel 6, Milpitas
       --------------------------------------------------
              086-41-016        McCandless 2A & 2B, Milpitas
       --------------------------------------------------
              086-41-017        McCandless-Parcel 3, Milpitas
       --------------------------------------------------
              086-41-018        McCandless-Parcel 3, Milpitas
       --------------------------------------------------
              086-41-019        McCandless-Parcel 11, Milpitas
       --------------------------------------------------
              086-41-020        McCandless-Parcel 11, Milpitas
       --------------------------------------------------
              086-41-021        McCandless-Parcel 12, Milpitas
       --------------------------------------------------
              086-41-022        McCandless-Parcel 13, Milpitas
       --------------------------------------------------
              097-13-054        75 E. Trimble Road and
                                2600-2610 North First St., San Jose
       --------------------------------------------------
              097-13-055        2600-2610 North First St.,
                                and 75 E. Trimble Road, San Jose
       --------------------------------------------------
              110-14-198        1170 Morse Avenue, Sunnyvale
       --------------------------------------------------
              110-25-040        1212 Bordeaux Drive, Sunnyvale
       --------------------------------------------------
              216-29-112        3236 Scott Boulevard, Santa Clara
       --------------------------------------------------
              224-65-006        1600 Memorex Drive, Santa Clara
       --------------------------------------------------
              421-07-021        2033-2243 Samaritan Drive, San Jose
       --------------------------------------------------
              706-02-025        6850 Santa Teresa, San Jose
       --------------------------------------------------
              706-02-026        140-160 Great Oaks Boulevard and
                                6781 Via Del Oro, San Jose
       --------------------------------------------------
              706-02-034        6385-6387 San Ignacio and
                                6540 Via Del Oro, San Jose
       --------------------------------------------------
              706-09-023        6320-6360 San Ignacio, San Jose
       --------------------------------------------------
              706-09-094        6311-6351 San Ignacio, San Jose
       --------------------------------------------------

                                   SCHEDULE 4


MISSION WEST PROPERTIES, L.P. III (FORMERLY KONTRABECKI ASSOCIATES) PROPERTIES

             ASSESSOR'S         PROPERTY ADDRESS
             PARCEL #
             ---------------------------------------
              104-15-128-00   3506-3510 Bassett,
                              Santa Clara
             ---------------------------------------
              104-15-130-00   3540-3544 Bassett,
                              Santa Clara
             ---------------------------------------
              104-15-131-00   3550-3580 Bassett,
                              Santa Clara
             ---------------------------------------
              104-15-132-00   Cul-de-Sac
             ---------------------------------------

                                   SCHEDULE 5


                       SCHEDULE OF CONTRIBUTED PROPERTIES

CONTRIBUTING     ASSESSOR'S          DESCRIPTION         NUMBER OF
   ENTITY        PARCEL #'S                                UNITS
---------------------------------------------------------------------
Carl E. Berg   525-1350-54-1,   4050 Starboard Drive,      3,061,427
               525-1350-18,     45700 Northport,
               525-1350-24      45738 Northport Loop,
                                Fremont, CA
---------------------------------------------------------------------
MWPIII         104-15-128-00,   3506-3510 Bassett          1,906,036*
               104-15-130-00,   Street,
               104-15-131-00    3540-3544 Bassett
                                Street,
                                3550-3580 Bassett
                                Street
                                Santa Clara, CA
---------------------------------------------------------------------
Triangle       104-15-133-00    3530 Bassett Street          482,911
Development                     Santa Clara, CA
Company
---------------------------------------------------------------------
Berg Venture   104-15-134-00    3520 Bassett Street        1,243,653
II                              Santa Clara, CA
---------------------------------------------------------------------
Baccarat       519-850-102      3501 W. Warren and         1,216,290
Fremont                         46600 Fremont
Developers                      Boulevard
LLC
---------------------------------------------------------------------
Baccarat       421-07-025       2001 Logic Drive           2,878,152
Cambrian
Partnership
---------------------------------------------------------------------
Berg & Berg    678-16-005       4949 Hellyer Avenue        4,521,950
Enterprises,
Inc.
---------------------------------------------------------------------
De Anza        357-20-010       10401-10411 Bubb             806,846
Office                          Road, Cupertino, CA
Partners
---------------------------------------------------------------------

*  Included on Schedule 6 also.

                                   SCHEDULE 6


             POST-CONTRIBUTION SCHEDULE OF L.P. UNITS OUTSTANDING
               FOR EACH PARTNERSHIP IN THE OPERATING PARTNERSHIP

           PARTNERSHIP NAME        NUMBER OF L.P. UNITS
       --------------------------------------------------
       Mission West Properties,        16,228,344
       L.P.
       --------------------------------------------------
       Mission West Properties,        12,722,876
       L.P. I
       --------------------------------------------------
       Mission West Properties,        36,049,150
       L.P. II
       --------------------------------------------------
       Mission West Properties,         1,906,036
       L.P. III
       --------------------------------------------------
                Total:                 66,906,406
       --------------------------------------------------

                                    EXHIBIT F

                           CONSENT OF CERTAIN PERSONS

EACH OF THE FOLLOWING PERSONS/ENTITIES HEREBY ACKNOWLEDGES THE TERMS OF THE ACQUISITION AGREEMENT DATED AS OF MAY 14, 1998 TO WHICH A LIMITED PARTNERSHIP IN WHICH THE UNDERSIGNED IS A LIMITED PARTNER, AND CONSENTS TO THE LIMITED PARTNERSHIP'S AGREEMENT TO BE BOUND BY THOSE TERMS.



           By:
              Brian Aalgaard

           Dated:


           By:
              James Koch

           Dated:


           By: KLA Development Corporation

              By:

              Its:

              Dated:


           By:
              Karen Bella

           Dated: